EXHIBIT 4(i)






           __________________________________________



                       IES UTILITIES INC.

                               TO

                    THE FIRST NATIONAL BANK

                      OF CHICAGO, Trustee



                           _________


                           Indenture
          (For Unsecured Subordinated Debt Securities)



                  Dated as of __________, 1995




           __________________________________________

           INDENTURE, dated as _____________, 1995 between IES UTILITIES INC., a corporation duly organized and existing under the laws of the State of Iowa (herein called the "Company"), having its principal office at 200 First Street S.E., Cedar Rapids, Iowa 52401, and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association organized and existing under the laws of the united States of America, having its principal corporate trust office at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, as Trustee (herein called the "Trustee").


                     RECITAL OF THE COMPANY


           The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as contemplated herein; and all acts necessary to make this
Indenture   a  valid  agreement  of  the  Company  have   been
performed.

           For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to them in Article One of this Indenture.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

           For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                          ARTICLE ONE

    Definitions and Other Provisions of General Application

SECTION 101.  Definitions.

           For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (b) all terms used herein without definition which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

        (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation or, at the election of the Company from time to time, at the date of the execution and delivery of this Indenture; provided, however, that in determining generally accepted accounting principles applicable to the Company, the Company shall, to the extent required, conform to any order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company; and

         (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Nine, are defined in that Article.

         "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person (other than the Company or an Affiliate of the Company) authorized by the Trustee to act on behalf of the Trustee to authenticate one or more series of Securities.

         "Authorized Officer" means the Chairman of the Board,
the   President,  any  Vice  President,  the  Treasurer,   any
Assistant Treasurer or any other duly authorized officer of the Company.

         "Board of Directors" means either the board of directors of the Company or any committee thereof duly authorized to act in respect of matters relating to this Indenture.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day", when used with respect to a Place of Payment or any other particular location specified in the Securities or this Indenture, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in such Place of Payment or other location are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by Section 301.

         "Commission" means the Securities and Exchange Commis sion, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the date of execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by an Authorized Officer and delivered to the Trustee.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution and delivery of this Indenture is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126.

         "corporation" means a corporation, association, compa ny, joint stock company or business trust.

         "Defaulted  Interest" has the  meaning  specified  in
Section 307.

         "Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 802. "interest" with respect to a Discount Security means interest, if any, borne by such Security at a Stated Interest Rate.

         "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

        "Eligible Obligations" means:

          (a) with respect to Securities denominated in Dollars, Government Obligations; or

         (b) with respect to Securities denominated in a currency other than Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Securities, as contemplated by Section 301.

         "Event  of  Default"  has the  meaning  specified  in
Section 801.

         "Governmental Authority" means the government of the United States or of any State or Territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any thereof, or any department, agency, authority or other instrumentality of any of the foregoing.

        "Government Obligations" means:

              (a)   direct  obligations of, or obligations
        the timely payment of principal of and interest on
        which  are  unconditionally  guaranteed  by,   the
        United States entitled to the benefit of the full faith and credit thereof; and

              (b)   certificates, depositary  receipts  or
        other   instruments   which  evidence   a   direct
        ownership  interest  in obligations  described  in
        clause  (a)  above or in any specific interest  or
        principal   payments  due  in   respect   thereof;
        provided,  however,  that the  custodian  of  such
        obligations  or  specific  interest  or  principal
        payments  shall be a bank or trust company  (which
        may  include  the  Trustee or  any  Paying  Agent)
        subject   to  Federal  or  state  supervision   or
        examination with a combined capital and surplus of
        at  least $50,000,000; and provided, further, that
        except  as may be otherwise required by law,  such
        custodian shall be obligated to pay to the holders
        of such certificates, depositary receipts or other
        instruments  the  full  amount  received  by  such
        custodian  in  respect  of  such  obligations   or
        specific payments and shall not be permitted to make any deduction therefrom.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indenture"  means this instrument as  originally
   executed and delivered and as it may from time to  time
   be  supplemented  or amended by one or more  indentures
   supplemental  hereto  entered  into  pursuant  to   the
   applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

        "Interest Payment Date", when used with respect to
   any   Security,  means  the  Stated  Maturity   of   an
   installment of interest on such Security.

          "Maturity",  when  used  with  respect  to   any
   Security, means the date on which the principal of such
   Security or an installment of principal becomes due and
   payable  as  provided  in  such  Security  or  in  this
   Indenture,   whether   at  the  Stated   Maturity,   by
   declaration of acceleration, upon call for redemption or otherwise.

        "Officer's Certificate" means a certificate signed by an Authorized Officer and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, or other counsel acceptable to the Trustee.

          "Outstanding",   when  used  with   respect   to
   Securities, means, as of the date of determination, all
   Securities  theretofore  authenticated  and   delivered
   under this Indenture, except:

              (a)  Securities theretofore canceled by  the
        Trustee   or   delivered  to   the   Trustee   for
        cancellation;

              (b)  Securities deemed to have been paid  in
        accordance with Section 701; and

             (c) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a bona fide purchaser or purchasers in whose hands such Securities are valid obligations of the Company;

   provided, however, that in determining whether  or  not
   the  Holders of the requisite principal amount  of  the
   Securities  Outstanding under this  Indenture,  or  the
   Outstanding  Securities of any series or Tranche,  have
   given  any  request, demand, authorization,  direction,
   notice, consent or waiver hereunder or whether or not a
   quorum   is   present  at  a  meeting  of  Holders   of
   Securities,

              (x)  Securities owned by the Company or  any
        other obligor upon the Securities or any Affiliate
        of  the  Company or of such other obligor  (unless
        the  Company, such Affiliate or such obligor  owns
        all  Securities Outstanding under this  Indenture,
        or  all Outstanding Securities of each such series
        and  each  such  Tranche,  as  the  case  may  be,
        determined  without  regard to  this  clause  (x))
        shall  be  disregarded and deemed not  to  be  Out
        standing, except that, in determining whether  the
        Trustee  shall  be protected in relying  upon  any
        such  request,  demand, authorization,  direction,
        notice,  consent  or  waiver  or  upon  any   such
        determination as to the presence of a quorum, only
        Securities which the Trustee knows to be so owned shall be so disregarded; provided, however, that Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor;

              (y)   the  principal amount  of  a  Discount
        Security  that  shall be deemed to be  Outstanding
        for  such  purposes  shall be the  amount  of  the
        principal thereof that would be due and payable as
        of   the   date  of  such  determination  upon   a
        declaration   of  acceleration  of  the   Maturity
        thereof pursuant to Section 802; and

              (z)   the  principal amount of any  Security
        which  is  denominated in a  currency  other  than
        Dollars  or in a composite currency that shall  be
        deemed  to be Outstanding for such purposes  shall
        be  the  amount of Dollars which could  have  been
        purchased by the principal amount (or, in the case
        of  a Discount Security, the Dollar equivalent  on
        the  date  determined as set forth  below  of  the
        amount  determined as provided in  (y)  above)  of
        such  currency or composite currency evidenced  by
        such Security, in each such case certified to  the
        Trustee in an Officer's Certificate, based (1)  on
        the  average of the mean of the buying and selling
        spot rates quoted by three banks which are members
        of   the   New  York  Clearing  House  Association
        selected  by the Company in effect at  11:00  A.M.
        (New  York  time) in The City of New York  on  the
        fifth    Business   Day   preceding    any    such
        determination or (2) if on such fifth Business Day
        it  shall not be possible or practicable to obtain
        such  quotations from such three  banks,  on  such
        other  quotations or alternative methods of  deter
        mination   which   shall  be  as   consistent   as
        practicable  with  the method  set  forth  in  (1)
        above;

   provided,  further, that, in the case of  any  Security
   the  principal of which is payable from  time  to  time
   without presentment or surrender, the principal  amount
   of such Security that shall be deemed to be Outstanding
   at any time for all purposes of this Indenture shall be
   the   original  principal  amount  thereof   less   the
   aggregate amount of principal thereof theretofore paid.

         "Paying Agent" means any Person, including the Company, authorized by the Company to pay the principal of and premium, if any, or interest, if any, on any Securities on behalf of the Company.

          "Periodic   Offering"  means  an   offering   of
   Securities of a series from time to time any or all of the specific terms of which Securities, including without limitation the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Securities.

          "Person"   means  any  individual,  corporation,
   partnership, joint venture, trust or unincorporated organization or any Governmental Authority thereof.

         "Place of Payment", when used with respect to the
   Securities of any series, or Tranche thereof, means the
   place  or places, specified as contemplated by  Section
   301, at which, subject to Section 602, principal of and
   premium,  if  any,  and  interest,  if  any,   on   the
   Securities of such series or Tranche are payable.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed (to the extent lawful) to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Required Currency" has the meaning specified  in
   Section 311.

         "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any securities authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

        "Senior Indebtedness" means all obligations (other than non-recourse obligations and the indebtedness issued under this Indenture) of, or guaranteed or assumed by, the Company for borrowed money, including both senior and subordinated indebtedness for borrowed money (other than the Securities), or for the payment of money relating to any lease which is capitalized on the consolidated balance sheet of the Company and its subsidiaries in accordance with generally accepted accounting principles as in effect from time to time, or evidenced by bonds, debentures, notes or other similar instruments, and in each case, amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligations, whether existing as of the date of this Indenture or subsequently incurred by the Company.

         "Special Record Date" for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section
   307.

        "Stated Interest Rate" means a rate (whether fixed or variable) at which an obligation by its terms is stated to bear simple interest. Any calculation or other determination to be made under this Indenture by reference to the Stated Interest Rate on a Security shall be made without regard to the effective interest cost to the Company of such Security and without regard to the Stated Interest Rate on, or the effective cost to the Company of, any other indebtedness the Company's obligations in respect of which are evidenced or secured in whole or in part by such Security.

         "Stated Maturity", when used with respect to any obligation or any installment of principal thereof or interest thereon, means the date on which the principal of such obligation or such installment of principal or interest is stated to be due and payable (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension).

         "Tranche" means a group of Securities which (a) are of the same series and (b) have identical terms except as to principal amount and/or date of issuance.

         "Trust Indenture Act" means, as of any time, the Trust Indenture Act of 1939, as amended, or any successor statute, as in effect at such time.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter
   "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "United  States"  means  the  United  States  of
   America, its Territories, its possessions and other areas subject to its political jurisdiction.

   SECTION 102.  Compliance Certificates and Opinions.

              Except  as  otherwise expressly provided  in
   this Indenture, upon any application or request by  the
   Company  to  the Trustee to take any action  under  any
   provision  of  this  Indenture, the Company  shall,  if
   requested  by  the Trustee, furnish to the  Trustee  an
   Officer's   Certificate  stating  that  all  conditions
   precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

              Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

              (a)   a  statement that each Person  signing
        such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

              (b)  a brief statement as to the nature  and
        scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

             (c) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (d)   a  statement  as to  whether,  in  the
        opinion of each such Person, such condition or covenant has been complied with.

   SECTION 103.  Form of Documents Delivered to Trustee.

               In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

              Any certificate or opinion of an officer  of
   the  Company  may be based, insofar as  it  relates  to
   legal  matters,  upon a certificate or opinion  of,  or
   representations by, counsel, unless such officer knows,
   or in the exercise of reasonable care should know, that
   the  certificate  or  opinion or  representations  with
   respect  to  the  matters  upon  which  such  Officer's
   Certificate  or  opinion are based are erroneous.   Any
   such  certificate or Opinion of Counsel may  be  based,
   insofar  as  it  relates  to factual  matters,  upon  a
   certificate  or opinion of, or representations  by,  an
   officer  or  officers of the Company stating  that  the
   information with respect to such factual matters is  in
   the  possession  of  the Company, unless  such  counsel
   knows,  or  in the exercise of reasonable  care  should
   know,    that    the   certificate   or   opinion    or
   representations  with  respect  to  such  matters   are
   erroneous.

             Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

              Whenever, subsequent to the receipt  by  the
   Trustee of any Board Resolution, Officer's Certificate,
   Opinion  of Counsel or other document or instrument,  a
   clerical,   typographical  or  other   inadvertent   or
   unintentional  error  or omission shall  be  discovered
   therein,   a   new  document  or  instrument   may   be
   substituted  therefor in corrected form with  the  same
   force  and  effect  as  if  originally  filed  in   the
   corrected form and, irrespective of the date  or  dates
   of  the actual execution and/or delivery thereof,  such
   substitute  document or instrument shall be  deemed  to
   have  been executed and/or delivered as of the date  or
   dates   required  with  respect  to  the  document   or
   instrument  for which it is substituted.   Anything  in
   this Indenture to the contrary notwithstanding, if  any
   such  corrective document or instrument indicates  that
   action  has  been  taken by or at the  request  of  the
   Company  which  could  not  have  been  taken  had  the
   original  document  or instrument  not  contained  such
   error  or  omission, the action so taken shall  not  be
   invalidated or otherwise rendered ineffective but shall
   be  and remain in full force and effect, except to  the
   extent  that  such  action  was  a  result  of  willful
   misconduct   or  bad  faith.   Without   limiting   the
   generality  of  the  foregoing, any  Securities  issued
   under  the  authority  of such  defective  document  or
   instrument  shall nevertheless be the valid obligations
   of  the  Company  entitled  to  the  benefits  of  this
   Indenture   equally   and  ratably   with   all   other
   Outstanding Securities, except as aforesaid.

   SECTION 104.  Acts of Holders.

             (a)       Any request, demand, authorization,
        direction,  notice, consent, election,  waiver  or
        other  action   provided by this Indenture  to  be
        made, given or taken by Holders may be embodied in
        and  evidenced  by  one  or  more  instruments  of
        substantially similar tenor signed by such Holders
        in person or by an agent duly appointed in writing
        or,   alternatively,  may  be  embodied   in   and
        evidenced by the record of Holders voting in favor
        thereof,  either  in  person or  by  proxies  duly
        appointed  in writing, at any meeting  of  Holders
        duly  called  and  held  in  accordance  with  the
        provisions  of Article Thirteen, or a  combination
        of  such instruments and any such record.   Except
        as   herein  otherwise  expressly  provided,  such
        action shall become effective when such instrument
        or  instruments or record or both are delivered to
        the  Trustee  and,  where it is  hereby  expressly
        required,  to  the  Company.  Such  instrument  or
        instruments  and any such record (and  the  action
        embodied therein and evidenced thereby) are herein
        sometimes referred to as the "Act" of the  Holders
        signing  such  instrument or  instruments  and  so
        voting at any such meeting.  Proof of execution of
        any such instrument or of a writing appointing any
        such  agent, or of the holding by any Person of  a
        Security,  shall be sufficient for any purpose  of
        this   Indenture  and  (subject  to  Section  901)
        conclusive  in  favor  of  the  Trustee  and   the
        Company,  if made in the manner provided  in  this
        Section.   The  record of any meeting  of  Holders
        shall  be proved in the manner provided in Section
        1306.

              (b)   The fact and date of the execution  by
        any  Person of any such instrument or writing  may
        be  proved by the affidavit of a witness  of  such
        execution  or by a certificate of a notary  public
        or   other  officer  authorized  by  law  to  take
        acknowledgments  of  deeds,  certifying  that  the
        individual  signing  such  instrument  or  writing
        acknowledged to him the execution thereof  or  may
        be  proved  in any other manner which the  Trustee
        and  the  Company  deem  sufficient.   Where  such
        execution  is  by a signer acting  in  a  capacity
        other   than   his   individual   capacity,   such
        certificate or affidavit shall also constitute sufficient proof of his authority.

               (c)    The  principal  amount  (except   as
        otherwise  contemplated  in  clause  (y)  of   the
        proviso to the definition of Outstanding) and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

              (d)   Any  request,  demand,  authorization,
        direction, notice, consent, election, waiver or other Act of a Holder shall bind every future
        Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Com pany in reliance thereon, whether or not notation of such action is made upon such Security.

              (e)   Until such time as written instruments
        shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

             (f)  Securities of any series, or any Tranche
        thereof, authenticated and delivered after any Act
        of  Holders  may,  and shall if  required  by  the
        Trustee, bear a notation in form approved  by  the
        Trustee  as  to any action taken by  such  Act  of
        Holders.   If the Company shall so determine,  new
        Securities of any series, or any Tranche  thereof,
        so  modified as to conform, in the opinion of  the
        Trustee  and  the Company, to such action  may  be
        prepared   and   executed  by  the   Company   and
        authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

              (g)   If  the  Company  shall  solicit  from
        Holders   any   request,  demand,   authorization,
        direction,  notice, consent, waiver or other  Act,
        the  Company may, at its option, by Company Order,
        fix in advance a record date for the determination
        of  Holders entitled to give such request, demand,
        authorization, direction, notice, consent,  waiver
        or  other  Act,  but  the Company  shall  have  no
        obligation  to  do so.  If such a record  date  is
        fixed,   such   request,  demand,   authorization,
        direction,  notice, consent, waiver or  other  Act
        may be given before or after such record date, but
        only  the  Holders  of  record  at  the  close  of
        business on the record date shall be deemed to  be
        Holders  for  the purposes of determining  whether
        Holders  of  the  requisite  proportion   of   the
        Outstanding Securities have authorized  or  agreed
        or    consented    to   such   request,    demand,
        authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding
        Securities shall be computed as of the record date.

   SECTION 105.  Notices, Etc. to Trustee and Company.

                Any    request,   demand,   authorization,
   direction, notice, consent, election, waiver or Act  of
   Holders or other document provided or permitted by this
   Indenture  to be made upon, given or furnished  to,  or
   filed  with,  the  Trustee by  any  Holder  or  by  the
   Company,  or  the  Company by the  Trustee  or  by  any
   Holder, shall be sufficient for every purpose hereunder
   (unless  otherwise  herein expressly  provided)  if  in
   writing and delivered personally to an officer or other
   responsible  employee of the addressee, or  transmitted
   by   facsimile  transmission,  telex  or  other  direct
   written  electronic means to such telephone  number  or
   other  electronic communications address as the parties
   hereto   shall   from  time  to  time   designate,   or
   transmitted by registered mail, charges prepaid, to the applicable address set opposite such party's name below or to such other address as either party hereto may from time to time designate:

             If to the Trustee, to:

             The First National Bank of Chicago
             One First National Plaza
             Suite 0126
             Chicago, Illinois  60670-0126

             Attention:  Corporate Trust Services Division
             Telephone:  (312) 407-1895
             Telecopy:   (312) 407-1078

             If to the Company, to:

             IES Utilities Inc.
             IES Tower
             200 First Street S.E.
             Cedar Rapids, Iowa  52401

             Attention:  General Counsel
             Telephone:  (319) 398-8142
             Telecopy:   (319) 398-4533

              Any  communication contemplated herein shall
   be deemed to have been made, given, furnished and filed
   if  personally delivered, on the date of  delivery,  if
   transmitted by facsimile transmission, telex  or  other
   direct  written  electronic  means,  on  the  date   of
   transmission, and if transmitted by registered mail, on the date of receipt.

   SECTION 106.  Notice to Holders of Securities; Waiver.

               Except   as  otherwise  expressly  provided
   herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

              In  case  by  reason of  the  suspension  of
   regular mail service or by reason of any other cause it
   shall  be impracticable to give such notice to  Holders
   by  mail, then such notification as shall be made  with
   the   approval  of  the  Trustee  shall  constitute   a
   sufficient  notification for every  purpose  hereunder.
   In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

              Any notice required by this Indenture may be
   waived  in  writing by the Person entitled  to  receive
   such notice, either before or after the event otherwise
   to  be specified therein, and such waiver shall be  the
   equivalent  of  such  notice.   Waivers  of  notice  by
   Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

   SECTION 107.  Conflict with Trust Indenture Act.

              If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by, or is otherwise governed by, any of the provisions of the Trust Indenture Act, such other provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.

   SECTION 108.  Effect of Headings and Table of Contents.

              The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

   SECTION 109.  Successors and Assigns.

               All   covenants  and  agreements  in   this
   Indenture by the Company and Trustee shall bind their respective successors and assigns, whether so expressed or not.

   SECTION 110.  Separability Clause.

              In  case any provision in this Indenture  or
   the Securities shall be held to be invalid, illegal  or
   unenforceable,    the    validity,     legality     and
   enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

   SECTION 111.  Benefits of Indenture.

              Nothing in this Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder, the Holders, and so long as the notice described in
   Section 1513 hereof has not been given, the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

   SECTION 112.  Governing Law.

              This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the law of any other jurisdiction shall be mandatorily applicable.

   SECTION 113.  Legal Holidays.

              In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in Securities of any series, or any Tranche thereof, or in the Board Resolution or Officer's Certificate which establishes the terms of the Securities of such series or Tranche, which specifically states that such provi sion shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment, except that if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day in each case with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the
   Stated Maturity, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or
   Stated  Maturity, as the case may be, to such  Business
   Day.


                         ARTICLE TWO

                        Security Forms

   SECTION 201.  Forms Generally.

              The  definitive Securities  of  each  series
   shall  be  in  substantially the form or forms  thereof
   established   in  the  indenture  supplemental   hereto
   establishing  such  series or  in  a  Board  Resolution
   establishing   such   series,  or   in   an   Officer's
   Certificate pursuant to such supplemental indenture  or
   Board  Resolution, in each case with  such  appropriate
   insertions,   omissions,   substitutions   and    other
   variations  as  are  required  or  permitted  by   this
   Indenture, and may have such letters, numbers or  other
   marks   of   identification   and   such   legends   or
   endorsements  placed  thereon as  may  be  required  to
   comply with the rules of any securities exchange or  as
   may,  consistently  herewith,  be  determined  by   the
   officers  executing such Securities,  as  evidenced  by
   their  execution of the Securities.   If  the  form  or
   forms of Securities of any series are established in  a
   Board   Resolution  or  in  an  Officer's   Certificate
   pursuant to a Board Resolution, such Board Resolution and Officer's Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

             Unless otherwise specified as contemplated by
   Section  301,  the Securities of each series  shall  be
   issuable  in  registered  form  without  coupons.   The
   definitive Securities shall be produced in such manner as shall be determined by the officers executing such Securities, as evidenced by their execution thereof.

   SECTION   202.    Form  of  Trustee's  Certificate   of
   Authentication.

              The Trustee's certificate of authentication shall be in substantially the form set forth below:

              This is one of the Securities of the series designated therein referred to in the within-mentioned
   Indenture.

                          The First National Bank of Chicago, Trustee



                          By:______________________________
                                  Authorized Officer


                        ARTICLE THREE

                        The Securities


   SECTION 301.  Amount Unlimited; Issuable in Series.

              The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

              The  Securities may be issued in one or more
   series.   Prior to the authentication and  delivery  of
   Securities of any series there shall be established by specification in a supplemental indenture or in a Board
   Resolution, or in an Officer's Certificate pursuant to a supplemental indenture or a Board Resolution:

              (a)   the  title of the Securities  of  such
        series (which shall distinguish the Securities of such series from Securities of all other series);

              (b)   any limit upon the aggregate principal
        amount of the Securities of such series which  may
        be   authenticated   and  delivered   under   this
        Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 406 or 1206 and, except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

              (c)  the Person or Persons (without specific
        identification) to whom interest on Securities  of
        such  series,  or  any Tranche thereof,  shall  be
        payable  on  any Interest Payment Date,  if  other
        than  the  Persons in whose names such  Securities
        (or   one  or  more  Predecessor  Securities)  are
        registered at the close of business on the Regular
        Record Date for such interest;

             (d)  the date or dates on which the principal
        of  the  Securities of such series, or any Tranche
        thereof, is payable or any formula or other method
        or  other means by which such date or dates  shall
        be  determined, by reference to an index or  other
        fact   or  event  ascertainable  outside  of  this
        Indenture  or  otherwise (without  regard  to  any
        provisions     for     redemption,     prepayment,
        acceleration, purchase or extension);

               (e)   the  rate  or  rates  at  which   the
        Securities of such series, or any Tranche thereof,
        shall bear interest, if any (including the rate or
        rates  at  which  overdue  principal  shall   bear
        interest, if different from the rate or  rates  at
        which such Securities shall bear interest prior to
        Maturity, and, if applicable, the rate or rates at
        which  overdue  premium  or  interest  shall  bear
        interest, if any), or any formula or other  method
        or  other means by which such rate or rates  shall
        be  determined, by reference to an index or  other
        fact   or  event  ascertainable  outside  of  this
        Indenture or otherwise; the date or dates from which such interest shall accrue; the Interest
        Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on such Securities on any Interest Payment Date; the right of the Company, if any, to extend the interest payment periods and the duration of any such extension as contemplated by Section 312; and the basis of computation of interest, if other than as provided in Section
        310;

              (f)  the place or places at which or methods
        by which (1) the principal of and premium, if any,
        and  interest,  if  any,  on  Securities  of  such
        series,  or any Tranche thereof, shall be payable,
        (2) registration of transfer of Securities of such
        series,  or any Tranche thereof, may be  effected,
        (3) exchanges of Securities of such series, or any
        Tranche  thereof, may be effected and (4)  notices
        and  demands to or upon the Company in respect  of
        the  Securities  of such series,  or  any  Tranche
        thereof,  and  this Indenture may be  served;  the
        Security Registrar and any Paying Agent or  Agents
        for  such  series or Tranche; and if such  is  the
        case,  that the principal of such Securities shall
        be   payable  without  presentment  or   surrender
        thereof;

              (g)  the period or periods within which,  or
        the date or dates on which, the price or prices at
        which and the terms and conditions upon which  the
        Securities of such series, or any Tranche thereof,
        may  be  redeemed, in whole or  in  part,  at  the
        option of the Company and any restrictions on such
        redemptions,  including  but  not  limited  to   a
        restriction on a partial redemption by the Company of the Securities of any series, or any Tranche thereof, resulting in delisting of such Securities from any national exchange;

              (h)   the obligation or obligations, if any,
        of   the   Company  to  redeem  or  purchase   the
        Securities of such series, or any Tranche thereof,
        pursuant  to  any sinking fund or other  mandatory
        redemption provisions or at the option of a Holder
        thereof and the period or periods within which  or
        the date or dates on which, the price or prices at
        which and the terms and conditions upon which such
        Securities  shall  be redeemed  or  purchased,  in
        whole or in part, pursuant to such obligation, and
        applicable  exceptions  to  the  requirements   of
        Section 404 in the case of mandatory redemption or redemption at the option of the Holder;

             (i) the denominations in which Securities of such series, or any Tranche thereof, shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

              (j)   the  currency or currencies, including
        composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Securities of such series, or any Tranche thereof, shall be payable (if other than in Dollars);

              (k)  if the principal of or premium, if any,
        or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

              (l)  if the principal of or premium, if any,
        or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made;

              (m)   if  the amount payable in  respect  of
        principal  of or premium, if any, or interest,  if
        any,  on  the  Securities of such series,  or  any
        Tranche  thereof, may be determined with reference
        to  an  index or other fact or event ascertainable
        outside  of  this Indenture, the manner  in  which
        such amounts shall be determined to the extent not
        established  pursuant  to  clause  (e)   of   this
        paragraph;

              (n)   if  other  than the  principal  amount
        thereof, the portion of the principal amount of Securities of such series, or any Tranche thereof, which shall be payable upon declaration of ac celeration of the Maturity thereof pursuant to
        Section 802;

              (o)   any Events of Default, in addition  to
        those specified in Section 801, with respect to the Securities of such series, and any covenants of the Company for the benefit of the Holders of the Securities of such series, or any Tranche thereof, in addition to those set forth in Article
        Six;

             (p) the terms, if any, pursuant to which the Securities of such series, or any Tranche thereof, may be converted into or exchanged for shares of capital stock or other securities of the Company or any other Person;

              (q)  the obligations or instruments, if any,
        which   shall   be  considered  to   be   Eligible
        Obligations in respect of the Securities  of  such
        series, or any Tranche thereof, denominated  in  a
        currency  other  than Dollars or  in  a  composite
        currency,   and  any  additional  or   alternative
        provisions for the reinstatement of the Company's indebtedness in respect of such Securities after the satisfaction and discharge thereof as provided in Section 701;

             (r) if the Securities of such series, or any Tranche thereof, are to be issued in global form,
        (1) any limitations on the rights of the Holder or Holders of such Securities to transfer or exchange the same or to obtain the registration of transfer thereof, (2) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor in definitive form in lieu of temporary form and (3) any and all other matters incidental to such Securities;

             (s)  if the Securities of such series, or any
        Tranche  thereof,  are to be  issuable  as  bearer
        securities, any and all matters incidental thereto
        which   are  not  specifically  addressed   in   a
        supplemental indenture as contemplated  by  clause
        (g) of Section 1201;

              (t)   to the extent not established pursuant
        to clause (r) of this paragraph, any limitations on the rights of the Holders of the Securities of such Series, or any Tranche thereof, to transfer or exchange such Securities or to obtain the registration of transfer thereof; and if a service charge will be made for the registration of transfer or exchange of Securities of such series, or any Tranche thereof, the amount or terms thereof;

              (u)   any  exceptions  to  Section  113,  or
        variation in the definition of Business Day, with respect to the Securities of such series, or any Tranche thereof; and

              (v)   any  other terms of the Securities  of
        such   series,   or  any  Tranche   thereof,   not
        inconsistent   with   the   provisions   of   this
        Indenture.

             The Securities of each series, or any Tranche thereof, shall be subordinated in the right of payment to Senior Indebtedness as provided in Article Fifteen.

              With  respect  to  Securities  of  a  series
   subject   to   a   Periodic  Offering,  the   indenture
   supplemental  hereto  or  the  Board  Resolution  which
   establishes  such series, or the Officer's  Certificate
   pursuant  to  such  supplemental  indenture  or   Board
   Resolution,  as  the case may be, may  provide  general
   terms  or parameters for Securities of such series  and
   provide either that the specific terms of Securities of
   such series, or any Tranche thereof, shall be specified
   in  a  Company  Order  or  that  such  terms  shall  be
   determined  by the Company or its agents in  accordance
   with  procedures  specified  in  a  Company  Order   as
   contemplated by clause (b) of Section 303.

   SECTION 302.  Denominations.

              Unless otherwise provided as contemplated by
   Section 301 with respect to any series of Securities, or any Tranche thereof, the Securities of each series shall be issuable in denominations of $1,000 and any integral multiple thereof.

   SECTION  303.  Execution, Authentication, Delivery  and
   Dating.

              Unless otherwise provided as contemplated by
   Section  301  with respect to any series of Securities,
   or   any  Tranche  thereof,  the  Securities  shall  be
   executed  on  behalf of the Company  by  an  Authorized
   Officer and may have the corporate seal of the Company affixed thereto or reproduced thereon and attested by any other Authorized Officer. The signature of any or all of these officers on the Securities may be manual or facsimile.

              Securities  bearing the manual or  facsimile
   signatures  of  individuals who were  at  the  time  of
   execution Authorized Officers of the Company shall bind
   the  Company, notwithstanding that such individuals  or
   any  of them have ceased to hold such offices prior  to
   the  authentication and delivery of such Securities  or
   did   not  hold  such  offices  at  the  date  of  such
   Securities.

              The  Trustee shall authenticate and  deliver
   Securities of a series, for original issue, at one time or from time to time in accordance with the Company
   Order referred to below, upon receipt by the Trustee of:

                (a)    the   instrument   or   instruments
        establishing the form or forms and terms of such series, as provided in Sections 201 and 301;

               (b)    a   Company  Order  requesting   the
        authentication  and  delivery of  such  Securities
        and,   to  the  extent  that  the  terms  of  such
        Securities shall not have been established  in  an
        indenture  supplemental  hereto  or  in  a   Board
        Resolution,   or   in  an  Officer's   Certificate
        pursuant  to  a  supplemental indenture  or  Board
        Resolution,  all as contemplated by  Sections  201
        and 301, either (1) establishing such terms or (2)
        in the case of Securities of a series subject to a
        Periodic  Offering, specifying procedures,  accept
        able to the Trustee, by which such terms are to be
        established (which procedures may provide, to  the
        extent    acceptable   to   the    Trustee,    for
        authentication and delivery pursuant to oral or electronic instructions from the Company or any agent or agents thereof, which oral instructions are to be promptly confirmed electronically or in writing), in either case in accordance with the instrument or instruments delivered pursuant to clause (a) above;

              (c)  the Securities of such series, executed
        on behalf of the Company by an Authorized Officer;

              (d)   an  Opinion of Counsel to  the  effect
        that:

                        (1)   the  form or forms  of  such
             Securities have been duly authorized  by  the
             Company   and   have  been   established   in
             conformity  with  the  provisions   of   this
             Indenture;

                        (2)   the terms of such Securities
             have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture; and

                          (3)    such   Securities,   when
             authenticated  and delivered by  the  Trustee
             and  issued  and delivered by the Company  in
             the  manner  and  subject to  any  conditions
             specified  in  such Opinion of Counsel,  will
             have  been  duly issued under this  Indenture
             and will constitute valid and legally binding
             obligations of the Company, entitled  to  the
             benefits  provided  by  this  Indenture,  and
             enforceable  in accordance with their  terms,
             subject,  as to enforcement, to laws relating
             to  or affecting generally the enforcement of
             creditors'    rights,   including,    without
             limitation,  bankruptcy and  insolvency  laws
             and   to   general   principles   of   equity
             (regardless of whether such enforceability is considered in a proceeding in equity or at law);

   provided, however, that, with respect to Securities  of
   a  series  subject to a Periodic Offering, the  Trustee
   shall  be  entitled to receive such Opinion of  Counsel
   only  once  at  or  prior  to the  time  of  the  first
   authentication of such Securities (provided  that  such
   Opinion  of  Counsel  addresses the authentication  and
   delivery of all Securities of such series) and that  in
   lieu  of the opinions described in clauses (2) and  (3)
   above Counsel may opine that:

              (x)  when the terms of such Securities shall
        have  been established pursuant to a Company Order
        or   Orders   or   pursuant  to  such   procedures
        (acceptable to the Trustee) as may be specified from time to time by a Company Order or Orders, all as contemplated by and in accordance with the instrument or instruments delivered pursuant to clause (a) above, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and

              (y)  such Securities, when authenticated and
        delivered  by the Trustee in accordance with  this
        Indenture  and  the  Company Order  or  Orders  or
        specified procedures referred to in paragraph  (x)
        above  and issued and delivered by the Company  in
        the manner and subject to any conditions specified
        in  such  Opinion of Counsel, will have been  duly
        issued  under  this Indenture and will  constitute
        valid  and  legally  binding  obligations  of  the
        Company, entitled to the benefits provided by  the
        Indenture,  and  enforceable  in  accordance  with
        their  terms, subject, as to enforcement, to  laws
        relating to or affecting generally the enforcement
        of    creditors'   rights,   including,    without
        limitation, bankruptcy and insolvency laws and  to
        general   principles  of  equity  (regardless   of
        whether such enforceability is considered in a proceeding in equity or at law).

              With  respect  to  Securities  of  a  series
   subject  to  a  Periodic  Offering,  the  Trustee   may
   conclusively  rely,  as  to the  authorization  by  the
   Company  of any of such Securities, the form and  terms
   thereof and the legality, validity, binding effect  and
   enforceability thereof, upon the Opinion of Counsel and
   other documents delivered pursuant to Sections 201  and
   301 and this Section, as applicable, at or prior to the
   time  of the first authentication of Securities of such
   series unless and until such opinion or other documents
   have  been  superseded or revoked or  expire  by  their
   terms.   In  connection  with  the  authentication  and
   delivery of Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Securities do not violate any rules, regulations or orders of any Governmental Authority having jurisdiction over the Company.

             If the form or terms of the Securities of any series have been established by or pursuant to a Board
   Resolution or an Officer's Certificate as permitted by Sections 201 or 301, the Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

             Unless otherwise specified as contemplated by
   Section 301 with respect to any series of Securities, or any Tranche thereof, each Security shall be dated the date of its authentication.

             Unless otherwise specified as contemplated by
   Section  301  with respect to any series of Securities,
   or  any  Tranche thereof, no Security shall be entitled
   to  any  benefit under this Indenture or  be  valid  or
   obligatory for any purpose unless there appears on such
   Security  a certificate of authentication substantially
   in the form provided for herein executed by the Trustee
   or  its agent by manual signature, and such certificate
   upon any Security shall be conclusive evidence, and the
   only   evidence,  that  such  Security  has  been  duly
   authenticated and delivered hereunder and  is  entitled
   to the benefits of this Indenture.  Notwithstanding the
   foregoing,   if   any   Security   shall   have    been
   authenticated and delivered hereunder to  the  Company,
   or  any  Person acting on its behalf, but  shall  never
   have  been  issued  and sold by the  Company,  and  the
   Company  shall  deliver such Security to  the  Security
   Registrar  for cancellation as provided in Section  309
   together with a written statement (which need not comply with Section 102 and need not be accompanied by an Officer's Certificate and an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

   SECTION 304.  Temporary Securities.

               Pending   the  preparation  of   definitive
   Securities  of any series, or any Tranche thereof,  the
   Company may execute, and upon Company Order the Trustee
   shall  authenticate  and deliver, temporary  Securities
   which    are    printed,   lithographed,   typewritten,
   mimeographed  or otherwise produced, in any  authorized
   denomination, substantially of the tenor  of  the  defi
   nitive  Securities in lieu of which  they  are  issued,
   with    such    appropriate   insertions,    omissions,
   substitutions  and  other variations  as  the  officers
   executing  such Securities may determine, as  evidenced
   by   their  execution  of  such  Securities;  provided,
   however,  that  temporary Securities  need  not  recite
   specific   redemption,  sinking  fund,  conversion   or
   exchange provisions.

             Unless otherwise specified as contemplated by
   Section  301  with  respect to the  Securities  of  any
   series,  or  any Tranche thereof, after the preparation
   of definitive Securities of such series or Tranche, the
   temporary Securities of such series or Tranche shall be
   exchangeable, without charge to the Holder thereof, for
   definitive  Securities of such series or  Tranche  upon
   surrender of such temporary Securities at the office or
   agency  of  the Company maintained pursuant to  Section
   602  in  a Place of Payment for such Securities.   Upon
   such surrender of temporary Securities, the Company shall, except as aforesaid, execute and the Trustee shall authenticate and deliver in exchange therefor definitive Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

               Until exchanged in full as hereinabove provided, temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and Tranche and of like tenor authenticated and delivered here under.

   SECTION 305. Registration, Registration of Transfer and Exchange.

              The  Company shall cause to be kept in  each
   office designated pursuant to Section 602, with respect
   to  the  Securities  of  each  series  or  any  Tranche
   thereof,  a  register (all registers kept in accordance
   with this Section being collectively referred to as the
   "Security   Register")  in  which,  subject   to   such
   reasonable regulations as it may prescribe, the Company
   shall  provide  for the registration of  Securities  of
   such series or Tranche and the registration of transfer
   thereof.   The  Company shall designate one  Person  to
   maintain  the  Security Register for the Securities  of
   each series on a consolidated basis, and such Person is
   referred to herein, with respect to such series, as the
   "Security Registrar."  Anything herein to the  contrary
   notwithstanding, the Company may designate one or  more
   of  its  offices as an office in which a register  with
   respect to the Securities of one or more series, or any
   Tranche  or Tranches thereof, shall be maintained,  and
   the Company may designate itself the Security Registrar
   with  respect  to  one  or more of  such  series.   The
   Security Register shall be open for inspection by the Trustee and the Company at all reasonable times.

             Except as otherwise specified as contemplated
   by  Section 301 with respect to the Securities  of  any
   series,  or  any  Tranche thereof, upon  surrender  for
   registration of transfer of any Security of such series
   or  Tranche  at  the office or agency  of  the  Company
   maintained  pursuant  to Section  602  in  a  Place  of
   Payment  for such series or Tranche, the Company  shall
   execute,   and  the  Trustee  shall  authenticate   and
   deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

             Except as otherwise specified as contemplated
   by  Section 301 with respect to the Securities  of  any
   series,  or any Tranche thereof, any Security  of  such
   series or Tranche may be exchanged at the option of the
   Holder,  for  one or more new Securities  of  the  same
   series and Tranche, of authorized denominations and  of
   like  tenor and aggregate principal amount, upon surren
   der  of  the  Securities to be exchanged  at  any  such
   office  or  agency.   Whenever any  Securities  are  so
   surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                All   Securities   delivered   upon    any
   registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

              Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Security
   Registrar) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Security Registrar, as the case may be, duly executed by the Holder thereof or his attorney duly authorized in writing.

             Unless otherwise specified as contemplated by
   Section  301 with respect to Securities of any  series,
   or any Tranche thereof, no service charge shall be made
   for  any  registration  of  transfer  or  exchange   of
   Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any regis tration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 406 or 1206 not involving any transfer.

              The Company shall not be required to execute or to provide for the registration of transfer of or the exchange of (a) Securities of any series, or any Tranche thereof, during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Securities of such series or Tranche called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

   SECTION  306.   Mutilated, Destroyed, Lost  and  Stolen
   Securities.

              If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

              If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Security and (b) such security or indemnity as may be reasonably required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security is held by a Person purporting to be the owner of such Security, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new
   Security of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

              Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new
   Security, pay such Security.

              Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

              Every  new  Security of  any  series  issued
   pursuant to this Section in lieu of any destroyed, lost
   or   stolen  Security  shall  constitute  an   original
   additional  contractual  obligation  of  the   Company,
   whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone other than the Holder of such new Security, and any such new
   Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder.

              The provisions of this Section are exclusive
   and  shall  preclude (to the extent lawful)  all  other
   rights and remedies with respect to the replacement  or
   payment   of  mutilated,  destroyed,  lost  or   stolen
   Securities.

   SECTION  307.   Payment  of Interest;  Interest  Rights
   Preserved.

             Unless otherwise specified as contemplated by
   Section  301  with  respect to the  Securities  of  any
   series,  or  any  Tranche  thereof,  interest  on   any
   Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

              Subject to Section 312, any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest
   Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

             (a)  The Company may elect to make payment of
        any  Defaulted  Interest to the Persons  in  whose
        names  the  Securities of such  series  (or  their
        respective  Predecessor Securities) are registered
        at  the close of business on a date (herein called
        a  "Special Record Date") for the payment of  such
        Defaulted  Interest, which shall be fixed  in  the
        following  manner.  The Company shall  notify  the
        Trustee  in  writing  of the amount  of  Defaulted
        Interest  proposed to be paid on each Security  of
        such  series and the date of the proposed payment,
        and  at  the  same time the Company shall  deposit
        with  the Trustee an amount of money equal to  the
        aggregate amount proposed to be paid in respect of
        such Defaulted Interest or shall make arrangements
        satisfactory to the Trustee for such deposit prior
        to  the  date of the proposed payment, such  money
        when deposited to be held in trust for the benefit
        of the Persons entitled to such Defaulted Interest
        as in this clause provided.  Thereupon the Trustee
        shall fix a Special Record Date for the payment of
        such  Defaulted Interest which shall be  not  more
        than  15  days and not less than 10 days prior  to
        the date of the proposed payment and not less than
        10  days after the receipt by the Trustee  of  the
        notice of the proposed payment.  The Trustee shall
        promptly notify the Company of such Special Record
        Date  and, in the name and at the expense  of  the
        Company,  shall  promptly  cause  notice  of   the
        proposed  payment of such Defaulted  Interest  and
        the  Special  Record Date therefor to  be  mailed,
        first-class  postage prepaid, to  each  Holder  of
        Securities of such series at the address  of  such
        Holder as it appears in the Security Register, not
        less  than  10  days prior to such Special  Record
        Date.   Notice  of  the proposed payment  of  such
        Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted
        Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record
        Date.

              (b)   The  Company may make payment  of  any
        Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

              Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

   SECTION 308.  Persons Deemed Owners.

             The Company, the Trustee and any agent of the
   Company  or the Trustee may treat the Person  in  whose
   name  such Security is registered as the absolute owner
   of  such  Security for the purpose of receiving payment
   of  principal of and premium, if any, and  (subject  to
   Sections  305  and  307)  interest,  if  any,  on  such
   Security and for all other purposes whatsoever, whether
   or  not  such  Security  be overdue,  and  neither  the
   Company,  the Trustee nor any agent of the  Company  or
   the   Trustee  shall  be  affected  by  notice  to  the
   contrary.

   SECTION 309.  Cancellation by Security Registrar.

              All  Securities surrendered for payment,  re
   demption,  registration of transfer or exchange  shall,
   if  surrendered to any Person other than  the  Security
   Registrar, be delivered to the Security Registrar  and,
   if not theretofore canceled, shall be promptly canceled
   by the Security Registrar.  The Company may at any time
   deliver to the Security Registrar for cancellation  any
   Securities   previously  authenticated  and   delivered
   hereunder  which the Company may have acquired  in  any
   manner  whatsoever or which the Company shall not  have
   issued and sold, and all Securities so delivered  shall
   be  promptly  canceled by the Security  Registrar.   No
   Securities  shall be authenticated in  lieu  of  or  in
   exchange  for  any Securities canceled as  provided  in
   this  Section,  except as expressly permitted  by  this
   Indenture.   All  canceled  Securities  held   by   the
   Security  Registrar shall be disposed of in  accordance
   with   a   Company  Order  delivered  to  the  Security
   Registrar  and the Trustee, and the Security  Registrar
   shall promptly deliver a certificate of disposition  to
   the Trustee and the Company unless, by a Company Order,
   similarly  delivered,  the Company  shall  direct  that
   canceled  Securities be returned to it.   The  Security
   Registrar  shall  promptly  deliver  evidence  of   any
   cancellation  of  a  Security in accordance  with  this
   Section 309 to the Trustee and the Company.
   SECTION 310.  Computation of Interest.

             Except as otherwise specified as contemplated by Section 301 for Securities of any series, or any Tranche thereof, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months and on the basis of the actual number of days elapsed within any month in relation to the deemed 30 days of such month.

   SECTION 311.  Payment to Be in Proper Currency.

              In the case of the Securities of any series,
   or  any  Tranche thereof, denominated in  any  currency
   other than Dollars or in a composite currency (the  "Re
   quired  Currency"), except as otherwise specified  with
   respect  to such Securities as contemplated by  Section
   301,  the obligation of the Company to make any payment
   of  the  principal thereof, or the premium, if any,  or
   interest,  if any, thereon, shall not be discharged  or
   satisfied by any tender by the Company, or recovery  by
   the  Trustee,  in any currency other than the  Required
   Currency,  except  to the extent that  such  tender  or
   recovery shall result in the Trustee timely holding the
   full  amount  of  the Required Currency  then  due  and
   payable.   If  any  such tender or  recovery  is  in  a
   currency other than the Required Currency, the  Trustee
   may  take  such actions as it considers appropriate  to
   exchange such currency for the Required Currency.   The
   costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctua tion, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct.

   SECTION 312.  Extension of Interest Payment.

         The Company shall have the right at any time,  so
   long as the Company is not in default in the payment of
   interest on the Securities of any series hereunder,  to
   extend  interest payment periods on all  Securities  of
   one  or  more  series,  or  Tranches  thereof,  if   so
   specified as contemplated by Section 301 with respect to such Securities and upon such terms as may be specified as contemplated by Section 301 with respect to such Securities.


                         ARTICLE FOUR

                   Redemption of Securities

   SECTION 401.  Applicability of Article.

              Securities  of  any series, or  any  Tranche
   thereof,  which  are  redeemable  before  their  Stated
   Maturity  shall be redeemable in accordance with  their
   terms  and  (except  as  otherwise  specified  as   con
   templated by Section 301 for Securities of such series or Tranche) in accordance with this Article.

   SECTION 402.  Election to Redeem; Notice to Trustee.

              The  election of the Company to  redeem  any
   Securities shall be evidenced by a Board Resolution  or
   an  Officer's Certificate.  The Company shall, at least
   45  days  prior  to the Redemption Date  fixed  by  the
   Company  (unless a shorter notice shall be satisfactory
   to  the Trustee), notify the Trustee in writing of such
   Redemption  Date and of the principal  amount  of  such
   Securities  to  be  redeemed.   In  the  case  of   any
   redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or condition.

   SECTION 403.  Selection of Securities to Be Redeemed.

              If  less  than  all  the Securities  of  any
   series, or any Tranche thereof, are to be redeemed, the
   particular Securities to be redeemed shall be  selected
   by   the   Security  Registrar  from  the   Outstanding
   Securities of such series or Tranche not previously called for redemption, by such method as shall be provided for any particular series or Tranche, or, in the absence of any such provision, by such method of random selection as the Security Registrar shall deem fair and appropriate and which may, in any case, provide for the selection for redemption of portions
   (equal to the minimum authorized denomination for Securities of such series or Tranche or any integral multiple thereof) of the principal amount of Securities of such series or Tranche of a denomination larger than the minimum authorized denomination for Securities of such series or Tranche; provided, however, that if, as indicated in an Officer's Certificate, the Company shall have offered to purchase all or any principal amount of the Securities then Outstanding of any series, or any Tranche thereof, and less than all of such Securities as to which such offer was made shall have been tendered to the Company for such purchase, the Security Registrar, if so directed by Company
   Order, shall select for redemption all or any principal amount of such Securities which have not been so tendered.

              The Security Registrar shall promptly notify
   the   Company  and  the  Trustee  in  writing  of   the
   Securities selected for redemption and, in the case of any Securities selected to be redeemed in part, the principal amount thereof to be redeemed.

              For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

   SECTION 404.  Notice of Redemption.

              Notice of redemption shall be given in the manner provided in Section 106 to the Holders of the Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

             All notices of redemption shall state:

             (a)       the Redemption Date,

             (b)       the Redemption Price,

             (c)       if less than all the Securities of
        any series or Tranche are to be redeemed, the identification of the particular Securities to be redeemed and the portion of the principal amount of any Security to be redeemed in part,

              (d)        that on the Redemption  Date  the
        Redemption Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

              (e)        the  place or places  where  such
        Securities  are to be surrendered for  payment  of
        the Redemption Price and accrued interest, if any,
        unless   it   shall   have   been   specified   as
        contemplated by Section 301 with respect  to  such
        Securities  that  such  surrender  shall  not   be
        required,

              (f)        that  the  redemption  is  for  a
        sinking or other fund, if such is the case, and

              (g)        such other matters as the Company
        shall deem desirable or appropriate.

              Unless  otherwise specified with respect  to
   any  Securities  in accordance with Section  301,  with
   respect  to  any notice of redemption of Securities  at
   the election of the Company, unless, upon the giving of
   such  notice, such Securities shall be deemed  to  have
   been  paid in accordance with Section 701, such  notice
   may  state  that  such redemption shall be  conditional
   upon the receipt by the Paying Agent or Agents for such
   Securities,  on  or prior to the date  fixed  for  such
   redemption, of money sufficient to pay the principal of
   and  premium,  if any, and interest, if  any,  on  such
   Securities and that if such money shall not  have  been
   so  received such notice shall be of no force or effect
   and  the  Company shall not be required to redeem  such
   Securities.    In  the  event  that  such   notice   of
   redemption contains such a condition and such money  is
   not  so received, the redemption shall not be made  and
   within  a  reasonable time thereafter notice  shall  be
   given,  in the manner in which the notice of redemption
   was given, that such money was not so received and such
   redemption was not required to be made, and the  Paying
   Agent  or Agents for the Securities otherwise  to  have
   been  redeemed  shall promptly return  to  the  Holders
   thereof   any  of  such  Securities  which   had   been
   surrendered for payment upon such redemption.

              Notice  of  redemption of Securities  to  be
   redeemed at the election of the Company, and any notice
   of  non-satisfaction of a condition for  redemption  as
   aforesaid,  shall be given by the Company  or,  at  the
   Company's  request, by the Security  Registrar  in  the
   name  and  at  the expense of the Company.   Notice  of
   mandatory redemption of Securities shall be given by the Security Registrar in the name and at the expense of the Company.

   SECTION 405.  Securities Payable on Redemption Date.

              Notice  of redemption having been  given  as
   aforesaid,  and the conditions, if any,  set  forth  in
   such  notice  having been satisfied, the Securities  or
   portions  thereof  so  to  be redeemed  shall,  on  the
   Redemption  Date,  become  due  and  payable   at   the
   Redemption Price therein specified, and from and  after
   such  date  (unless,  in the case of  an  unconditional
   notice of redemption, the Company shall default in  the
   payment  of the Redemption Price and accrued  interest,
   if   any)  such  Securities  or  portions  thereof,  if
   interest-bearing, shall cease to bear  interest.   Upon
   surrender  of  any  such  Security  for  redemption  in
   accordance  with such notice, such Security or  portion
   thereof  shall be paid by the Company at the Redemption
   Price,  together with accrued interest, if any, to  the
   Redemption  Date;  provided,  however,  that  no   such
   surrender  shall be a condition to such payment  if  so
   specified  as contemplated by Section 301 with  respect
   to such Security; and provided, further, that except as
   otherwise specified as contemplated by Section 301 with
   respect  to such Security, any installment of  interest
   on   any   Security  the  Stated  Maturity   of   which
   installment is on or prior to the Redemption Date shall be payable to the Holder of such Security, or one or more Predecessor Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security and subject to the provisions of Section 307.

   SECTION 406.  Securities Redeemed in Part.

              Upon the surrender of any Security which  is
   to  be  redeemed  only in part at a  Place  of  Payment
   therefor  (with,  if  the Company  or  the  Trustee  so
   requires,  due endorsement by, or a written  instrument
   of transfer in form satisfactory to the Company and the
   Trustee  duly  executed by, the Holder thereof  or  his
   attorney duly authorized in writing), the Company shall
   execute, and the Trustee shall authenticate and deliver
   to the Holder of such Security, without service charge,
   a  new  Security or Securities of the same  series  and
   Tranche,  of  any authorized denomination requested  by
   such   Holder  and  of  like  tenor  and  in  aggregate
   principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                         ARTICLE FIVE

                        Sinking Funds

   SECTION 501.  Applicability of Article.

              The  provisions  of this  Article  shall  be
   applicable  to  any sinking fund for the retirement  of
   the  Securities of any series, or any Tranche  thereof,
   except  as  otherwise  specified  as  contemplated   by
   Section 301 for Securities of such series or Tranche.

              The  minimum  amount  of  any  sinking  fund
   payment provided for by the terms of Securities of  any
   series,  or any Tranche thereof, is herein referred  to
   as  a "mandatory sinking fund payment", and any payment
   in  excess of such minimum amount provided for  by  the
   terms  of  Securities  of any series,  or  any  Tranche
   thereof, is herein referred to as an "optional  sinking
   fund  payment".   If  provided  for  by  the  terms  of
   Securities of any series, or any Tranche thereof, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 502. Each sinking fund payment shall be applied to the redemption of Securities of the series or Tranche in respect of which it was made as provided for by the terms of such Securities.

   SECTION  502.   Satisfaction of Sinking  Fund  Payments
   with Securities.

              The  Company (a) may deliver to the  Trustee
   Outstanding  Securities  (other  than  any   previously
   called  for  redemption)  of a  series  or  Tranche  in
   respect of which a mandatory sinking fund payment is to
   be  made  and  (b) may apply as a credit Securities  of
   such  series  or Tranche which have been  (1)  redeemed
   either  at the election of the Company pursuant to  the
   terms of such Securities or through the application  of
   permitted  optional sinking fund payments  pursuant  to
   the  terms of such Securities or (2) repurchased by the
   Company  in  the  open  market,  by  tender  offer   or
   otherwise, in each case in satisfaction of all  or  any
   part  of such mandatory sinking fund payment; provided,
   however,  that  no  Securities  shall  be  applied   in
   satisfaction  of  a mandatory sinking fund  payment  if
   such  Securities shall have been previously so applied.
   Securities  so applied shall be received  and  credited
   for such purpose by the Trustee at the Redemption Price
   specified  in  such  Securities for redemption  through
   operation  of the sinking fund and the amount  of  such
   mandatory   sinking  fund  payment  shall  be   reduced
   accordingly.

   SECTION  503.   Redemption of  Securities  for  Sinking
   Fund.

              Not less than 45 days prior to each sinking fund payment date for the Securities of any series, or any Tranche thereof, the Company shall deliver to the Trustee an Officer's Certificate specifying:

              (a)        the amount of the next succeeding
        mandatory sinking fund payment for such series or Tranche;

             (b)       the amount, if any, of the optional
        sinking fund payment to be made together with such mandatory sinking fund payment;

             (c)       the aggregate sinking fund payment;

             (d)        the  portion,  if  any,  of  such
        aggregate sinking fund payment which is to be satisfied by the payment of cash;

             (e)        the  portion,  if  any,  of  such
        aggregate  sinking fund payment  which  is  to  be
        satisfied  by delivering and crediting  Securities
        of  such series or Tranche pursuant to Section 502
        and  stating  the basis for such credit  and  that
        such  Securities  have  not  previously  been   so
        credited, and the Company shall also deliver to the Trustee any Securities to be so delivered. If the Company shall not deliver such Officer's
        Certificate, the next succeeding sinking fund payment for such series or Tranche shall be made entirely in cash in the amount of the mandatory sinking fund payment. Not less than 40 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 403 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 404. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 405 and 406.


                         ARTICLE SIX

                          Covenants

   SECTION   601.   Payment  of  Principal,  Premium   and
   Interest.

              The  Company shall pay the principal of  and
   premium,  if  any,  and  interest,  if  any,   on   the
   Securities of each series in accordance with the terms of such Securities and this Indenture.

   SECTION 602.  Maintenance of Office or Agency.

              The Company shall maintain in each Place  of
   Payment  for  the  Securities of each  series,  or  any
   Tranche  thereof, an office or agency where payment  of
   such  Securities shall be made, where the  registration
   of  transfer  or  exchange of such  Securities  may  be
   effected  and where notices and demands to or upon  the
   Company   in  respect  of  such  Securities  and   this
   Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency and prompt notice to the Holders of any such change in the manner specified in Section 106. If at any time the Company shall fail to maintain any such required office or agency in respect of Securities of any series, or any Tranche thereof, or shall fail to furnish the Trustee with the address thereof, payment of such Securities shall be made, registration of transfer or exchange thereof may be effected and notices and demands in respect thereof may be served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent for all such purposes in any such event.

              The  Company  may  also from  time  to  time
   designate  one  or more other offices or agencies  with
   respect to the Securities of one or more series, or any
   Tranche  thereof,  for  any or  all  of  the  foregoing
   purposes  and  may  from  time  to  time  rescind  such
   designations; provided, however, that, unless otherwise
   specified  as contemplated by Section 301 with  respect
   to  the  Securities of such series or Tranche, no  such
   designation  or rescission shall in any manner  relieve
   the Company of its obligation to maintain an office  or
   agency  for such purposes in each Place of Payment  for
   such Securities in accordance with the requirements set
   forth  above.   The Company shall give  prompt  written
   notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 106, of any such designation or rescission and of any change in the location of any such other office or agency.

                Anything    herein   to    the    contrary
   notwithstanding, any office or agency required by this Section may be maintained at an office of the Company, in which event the Company shall perform all functions to be performed at such office or agency.

   SECTION 603. Money for Securities Payments to Be Held in Trust.

              If the Company shall at any time act as its own Paying Agent with respect to the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on any of such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided. The Company shall promptly notify the Trustee of any failure by the Company (or any other obligor on such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities.

              Whenever the Company shall have one or  more
   Paying Agents for the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on such Securities, deposit with such Paying
   Agents sums sufficient (without duplication) to pay the principal and premium or interest so becoming due, such sums to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of any failure by it so to act.

             The Company shall cause each Paying Agent for the Securities of any series, or any Tranche thereof, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

              (a)        hold all sums held by it for  the
        payment of the principal of and premium, if any, or interest, if any, on such Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

              (b)        give  the Trustee notice  of  any
        failure by the Company (or any other obligor upon such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities; and

              (c)       at any time during the continuance
        of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent and furnish to the Trustee such information as it possesses regarding the names and addresses of the Persons entitled to such sums.

              The Company may at any time pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent and, if so stated in a Company Order delivered to the Trustee, in accordance with the provisions of Article Seven; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

              Any money deposited with the Trustee or  any
   Paying Agent, or then held by the Company, in trust for
   the payment of the principal of and premium, if any, or
   interest,   if  any,  on  any  Security  and  remaining
   unclaimed for two years after such principal and premium, if any, or interest, if any, has become due and payable shall be paid to the Company on Company
   Request, or, if then held by the Company, shall be discharged from such trust; and, upon such payment or discharge, the Holder of such Security shall, as an unsecured general creditor and not as a Holder of an Outstanding Security, look only to the Company for payment of the amount so due and payable and remaining unpaid, and all liability of the Trustee or such Paying
   Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company.

   SECTION 604.  Corporate Existence.

              Subject to the rights of the Company under Article Eleven, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

   SECTION 605.  Maintenance of Properties.

              The Company shall cause (or, with respect to
   property  owned in common with others, make  reasonable
   effort  to cause) all its properties used or useful  in
   the  conduct of its business to be maintained and  kept
   in  good condition, repair and working order and  shall
   cause  (or,  with respect to property owned  in  common
   with  others,  make reasonable effort to cause)  to  be
   made  all  necessary  repairs, renewals,  replacements,
   betterments and improvements thereof, all  as,  in  the
   judgment  of the Company, may be necessary so that  the
   business  carried  on in connection  therewith  may  be
   properly conducted; provided, however, that nothing  in
   this   Section   shall   prevent   the   Company   from
   discontinuing, or causing the discontinuance of, the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business.

   SECTION  606.   Annual  Officer's  Certificate  as   to
   Compliance.

              Not later than October 1 in each year, commencing October 1, 1996, the Company shall deliver to the Trustee an Officer's Certificate which need not comply with Section 102, executed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, as to such officer's knowledge of the Company's compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace or requirement of notice under this Indenture.

   SECTION 607.  Waiver of Certain Covenants.

              The  Company  may  omit  in  any  particular
   instance   to  comply  with  any  term,  provision   or
   condition  set  forth  in  (a)  Section  602   or   any
   additional  covenant  or  restriction  specified   with
   respect to the Securities of any series, or any Tranche
   thereof,  as contemplated by Section 301 if before  the
   time  for  such compliance the Holders of  at  least  a
   majority   in   aggregate  principal  amount   of   the
   Outstanding Securities of all series and Tranches with respect to which compliance with Section 602 or such additional covenant or restriction is to be omitted, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition and (b) Section 604, 605 or Article Eleven if before the time for such compliance the Holders of at least a majority in principal amount of Securities
   Outstanding under this Indenture shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; but, in the case of (a) or (b), no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                        ARTICLE SEVEN

                  Satisfaction and Discharge

   SECTION 701.  Satisfaction and Discharge of Securities.

             Any Security or Securities, or any portion of the principal amount thereof, shall be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be deemed to have been satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust:

              (a)       money in an amount which shall  be
        sufficient, or

              (b)       in the case of a deposit made prior
        to  the  Maturity of such Securities  or  portions
        thereof,  Eligible Obligations,  which  shall  not
        contain  provisions permitting the  redemption  or
        other  prepayment  thereof at the  option  of  the
        issuer  thereof, the principal of and the interest
        on   which   when  due,  without  any  regard   to
        reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient, or

              (c)        a combination of (a) or (b) which
        shall be sufficient,

   to  pay when due the principal of and premium, if  any,
   and  interest, if any, due and to become  due  on  such
   Securities or portions thereof on or prior to Maturity;
   provided,  however, that in the case of  the  provision
   for   payment  or  redemption  of  less  than  all  the
   Securities of any series or Tranche, such Securities or
   portions  thereof  shall  have  been  selected  by  the
   Security Registrar as provided herein and, in the  case
   of  a  redemption, the notice requisite to the validity
   of such redemption shall have been given or irrevocable
   authority shall have been given by the Company  to  the
   Trustee   to   give  such  notice,  under  arrangements
   satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying Agent:

              (x)   if  such deposit shall have been  made
        prior to the Maturity of such Securities, a Company Order stating that the money and Eligible
        Obligations deposited in accordance with this Section shall be held in trust, as provided in
        Section 703;

              (y)  if Eligible Obligations shall have been
        deposited,   an  Opinion  of  Counsel   that   the
        obligations   so  deposited  constitute   Eligible
        Obligations   and   do   not  contain   provisions
        permitting the redemption or other prepayment at the option of the issuer thereof, and an opinion of an independent public accountant of nationally recognized standing, selected by the Company, to the effect that the requirements set forth in clause (b) above have been satisfied; and

              (z)   if  such deposit shall have been  made
        prior  to  the  Maturity of  such  Securities,  an
        Officer's   Certificate  stating   the   Company's
        intention  that, upon delivery of  such  Officer's
        Certificate, its indebtedness in respect of such Securities or portions thereof will have been satisfied and discharged as contemplated in this Section.

              Upon  the deposit of money or Eligible  Obli
   gations,  or  both,  in accordance with  this  Section,
   together  with the documents required by  clauses  (x),
   (y) and (z) above, the Trustee shall, upon receipt of a
   Company  Request,  acknowledge  in  writing  that   the
   Security or Securities or portions thereof with respect
   to  which such deposit was made are deemed to have been
   paid  for  all purposes of this Indenture and that  the
   entire  indebtedness of the Company in respect  thereof
   has  been  satisfied and discharged as contemplated  in
   this  Section.  In the event that all of the conditions
   set  forth  in the preceding paragraph shall have  been
   satisfied  in  respect  of any Securities  or  portions
   thereof  except  that,  for any reason,  the  Officer's
   Certificate specified in clause (z) shall not have been
   delivered,  such Securities or portions  thereof  shall
   nevertheless  be  deemed  to have  been  paid  for  all
   purposes  of  this Indenture, and the Holders  of  such
   Securities or portions thereof shall nevertheless be no
   longer entitled to the benefits of this Indenture or of
   any  of the covenants of the Company under Article  Six
   (except  the covenants contained in Sections  602,  603
   and 604) or any other covenants made in respect of such Securities or portions thereof as contemplated by
   Section 301, but the indebtedness of the Company in respect of such Securities or portions thereof shall not be deemed to have been satisfied and discharged prior to Maturity for any other purpose, and the Holders of such Securities or portions thereof shall continue to be entitled to look to the Company for payment of the indebtedness represented thereby; and, upon Company Request, the Trustee shall acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture.

              If payment at Stated Maturity of less than all of the Securities of any series, or any Tranche thereof, is to be provided for in the manner and with the effect provided in this Section, the Security
   Registrar shall select such Securities, or portions of principal amount thereof, in the manner specified by
   Section 403 for selection for redemption of less than all the Securities of a series or Tranche.

              In the event that Securities which shall  be
   deemed   to  have  been  paid  for  purposes  of   this
   Indenture,  and,  if such is the case,  in  respect  of
   which  the  Company's  indebtedness  shall  have   been
   satisfied  and  discharged, all  as  provided  in  this
   Section do not mature and are not to be redeemed within
   the  sixty (60) day period commencing with the date  of
   the  deposit  of  moneys  or Eligible  Obligations,  as
   aforesaid,   the   Company  shall,   as   promptly   as
   practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such deposit has been made and the effect thereof.

              Notwithstanding that any Securities shall be
   deemed   to  have  been  paid  for  purposes  of   this
   Indenture, as aforesaid, the obligations of the Company
   and  the  Trustee  in respect of such Securities  under
   Sections  304,  305, 306, 403, 404,  406,  503  (as  to
   notice of redemption), 602, 603, 907, 909, 910 and  915
   and this Article Seven shall survive.

              The  Company shall pay, and shall  indemnify
   the  Trustee  or  any Paying Agent with which  Eligible
   Obligations  shall have been deposited as  provided  in
   this  Section  against, any tax, fee  or  other  charge
   imposed   on   or   assessed  against   such   Eligible
   Obligations or the principal or interest received in respect of such Eligible Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit.

                Anything    herein   to    the    contrary
   notwithstanding, (a) if, at any time after  a  Security
   would be deemed to have been paid for purposes of  this
   Indenture,  and,  if  such is the case,  the  Company's
   indebtedness in respect thereof would be deemed to have
   been  satisfied or discharged, pursuant to this Section
   (without  regard to the provisions of this  paragraph),
   the  Trustee or any Paying Agent, as the case  may  be,
   shall  be  required  to return the  money  or  Eligible
   Obligations, or combination thereof, deposited with  it
   as aforesaid to the Company or its representative under
   any  applicable Federal or State bankruptcy, insolvency
   or  other similar law, such Security shall thereupon be
   deemed  retroactively not to have  been  paid  and  any
   satisfaction    and   discharge   of   the    Company's
   indebtedness in respect thereof shall retroactively  be
   deemed  not  to  have been effected, and such  Security
   shall  be  deemed  to remain Outstanding  and  (b)  any
   satisfaction    and   discharge   of   the    Company's
   indebtedness in respect of any Security shall be subject to the provisions of the last paragraph of
   Section 603.

   SECTION 702.  Satisfaction and Discharge of Indenture.

              This  Indenture  shall upon Company  Request
   cease  to  be  of further effect (except as hereinafter
   expressly provided), and the Trustee, at the expense of
   the   Company,   shall   execute   proper   instruments
   acknowledging  satisfaction  and  discharge   of   this
   Indenture, when

               (a)    no   Securities  remain  Outstanding
        hereunder; and

               (b)    the Company has paid or caused to be
        paid all other sums payable hereunder by the Company;

   provided, however, that if, in accordance with the last
   paragraph  of  Section  701, any  Security,  previously
   deemed   to  have  been  paid  for  purposes  of   this
   Indenture,  shall be deemed retroactively not  to  have
   been  so paid, this Indenture shall thereupon be deemed
   retroactively   not   to  have   been   satisfied   and
   discharged, as aforesaid, and to remain in  full  force
   and  effect, and the Company shall execute and  deliver
   such   instruments  as  the  Trustee  shall  reasonably
   request to evidence and acknowledge the same.

                Notwithstanding   the   satisfaction   and
   discharge   of   this  Indenture  as   aforesaid,   the
   obligations of the Company and the Trustee under Sec tions 304, 305, 306, 403, 404, 406, 503 (as to notice of  redemption), 602, 603, 907, 909, 910  and  915  and
   this Article Seven shall survive.

              Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall assign, transfer and turn over to the Company, subject to the lien provided by Section 907, any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Securities other than money and Eligible Obligations held by the Trustee pursuant to Section 703.

   SECTION 703.  Application of Trust Money.

              Neither  the  Eligible Obligations  nor  the
   money  deposited  pursuant  to  Section  701,  nor  the
   principal  or  interest payments on any  such  Eligible
   Obligations, shall be withdrawn or used for any purpose
   other  than,  and such Eligible Obligations  and  money
   deposited  and the principal and interest  payments  on
   any  such  Eligible Obligations shall be held in  trust
   for,  the  payment of the principal of and premium,  if
   any,  and  interest,  if  any,  on  the  Securities  or
   portions  of  principal amount thereof  in  respect  of
   which  such deposit was made, all subject, however,  to
   the provisions of Section 603; provided, however, that,
   so  long  as  there  shall not  have  occurred  and  be
   continuing an Event of Default, any cash received  from
   such  principal or interest payments on  such  Eligible
   Obligations,  if  not  then needed  for  such  purpose,
   shall,  to  the  extent  practicable,  be  invested  in
   Eligible  Obligations of the type described  in  clause
   (b)  in the first paragraph of Section 701 maturing  at
   such  times  and in such amounts as shall be sufficient
   to  pay when due the principal of and premium, if  any,
   and  interest, if any, due and to become  due  on  such
   Securities  or  portions thereof on and  prior  to  the
   Maturity   thereof,  and  interest  earned  from   such
   reinvestment shall be paid over to the Company as received, free and clear of any trust, lien or pledge under this Indenture except the lien provided by
   Section 907; and provided, further, that, so long as there shall not have occurred and be continuing an Event of Default, any moneys held in accordance with this Section on the Maturity of all such Securities in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Securities shall be paid over to the Company free and clear of any trust, lien or pledge under this Indenture except the lien provided by Section 907; and provided, further, that if an Event of Default shall have occurred and be continuing, moneys to be paid over to the Company pursuant to this Section shall be held until such Event of Default shall have been waived or cured.


                        ARTICLE EIGHT

                 Events of Default; Remedies

   SECTION 801.  Events of Default.

             "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events:

             (a)       failure to pay interest, if any, on
        any Security of such series within sixty (60) days after the same becomes due and payable (whether or not payment is prohibited by the provisions of Article Fifteen hereof); provided, however, that a valid extension of the interest payment period by the Company as contemplated in Section 312 of this Indenture shall not constitute a failure to pay interest for this purpose; or

              (b)       failure to pay the principal of or
        premium, if any, on any Security of such series within three (3) Business Days after its Maturity
        (whether or not payment is prohibited by the provisions of Article Fifteen hereof); or

              (c)       failure to perform, or breach  of,
        any  covenant or warranty of the Company  in  this
        Indenture  (other than a covenant  or  warranty  a
        default  in the performance of which or breach  of
        which  is  elsewhere in this Section  specifically
        dealt with or which has expressly been included in
        this  Indenture solely for the benefit of  one  or
        more  series of Securities other than such series)
        for  a  period  of 60 days after  there  has  been
        given,  by  registered or certified mail,  to  the
        Company by the Trustee, or to the Company and  the
        Trustee  by  the  Holders  of  at  least  33%   in
        principal amount of the Outstanding Securities  of
        such  series,  a  written notice  specifying  such
        default  or breach and requiring it to be remedied
        and  stating  that such notice  is  a  "Notice  of
        Default"  hereunder, unless the  Trustee,  or  the
        Trustee  and the Holders of a principal amount  of
        Securities  of  such  series  not  less  than  the
        principal  amount  of Securities  the  Holders  of
        which  gave such notice, as the case may be, shall
        agree  in  writing to an extension of such  period
        prior  to its expiration; provided, however,  that
        the  Trustee,  or the Trustee and the  Holders  of
        such   principal  amount  of  Securities  of  such
        series,  as  the case may be, shall be  deemed  to
        have  agreed  to  an extension of such  period  if
        corrective  action  is initiated  by  the  Company
        within   such  period  and  is  being   diligently
        pursued; or

               (d)        the  entry  by  a  court  having
        jurisdiction in the premises of (1)  a  decree  or
        order  for relief in respect of the Company in  an
        involuntary  case or proceeding  under  any  appli
        cable  Federal  or  State bankruptcy,  insolvency,
        reorganization  or  other similar  law  or  (2)  a
        decree  or order adjudging the Company a  bankrupt
        or  insolvent,  or approving as properly  filed  a
        petition  by  one or more Persons other  than  the
        Company   seeking   reorganization,   arrangement,
        adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of 90 consecutive days; or

              (e)       the commencement by the Company of
        a   voluntary   case  or  proceeding   under   any
        applicable  Federal  or  State  bankruptcy,  insol
        vency, reorganization or other similar law  or  of
        any  other case or proceeding to be adjudicated  a
        bankrupt or insolvent, or the consent by it to the
        entry  of a decree or order for relief in  respect
        of  the Company in a case or proceeding under  any
        applicable    Federal   or    State    bankruptcy,
        insolvency, reorganization or other similar law or
        to   the   commencement  of  any   bankruptcy   or
        insolvency case or proceeding against it,  or  the
        filing  by  it of a petition or answer or  consent
        seeking   reorganization  or  relief   under   any
        applicable Federal or State law, or the consent by
        it  to  the  filing  of such petition  or  to  the
        appointment   of   or  taking  possession   by   a
        custodian,    receiver,   liquidator,    assignee,
        trustee, sequestrator or similar official  of  the
        Company  or  of  any  substantial  part   of   its
        property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors; or

               (f)       any  other  Event  of   Default
        specified with respect to Securities of such series.

   SECTION 802.  Acceleration of Maturity; Rescission  and
   Annulment.

              If  an  Event of Default shall have occurred
   and  be  continuing with respect to Securities  of  any
   series at the time Outstanding, then in every such case
   the  Trustee  or the Holders of not less  than  33%  in
   principal amount of the Outstanding Securities of  such
   series may declare the principal amount (or, if any  of
   the  Securities of such series are Discount Securities,
   such portion of the principal amount of such Securities
   as   may   be   specified  in  the  terms  thereof   as
   contemplated  by Section 301) of all of the  Securities
   of such series to be due and payable immediately, by  a
   notice in writing to the Company (and to the Trustee if
   given  by Holders), and upon receipt by the Company  of
   notice  of  such declaration such principal amount  (or
   specified amount) shall become immediately due and  pay
   able  (provided that the payment of principal  of  such
   Securities  shall  remain subordinated  to  the  extent
   provided in Article Fifteen hereof); provided, however,
   that if an Event of Default shall have occurred and  be
   continuing  with  respect to more than  one  series  of
   Securities, the Trustee or the Holders of not less than
   33%  in  aggregate principal amount of the  Outstanding
   Securities of all such series, considered as one  class
   (and  not the Holders of the Securities of any  one  of
   such   series),   may   make   such   declaration    of
   acceleration.

              At any time after such a declaration of acceleration with respect to Securities of any series shall have been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as hereinafter in this Article provided, the Event or Events of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been waived, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

              (a)       the  Company shall have  paid  or
        deposited with the Trustee a sum sufficient to pay

                      (1)    all overdue interest on  all
             Securities of such series;

                      (2)    the principal of and premium,
             if  any,  on  any Securities of  such  series
             which have become due otherwise than by  such
             declaration  of  acceleration  and   interest
             thereon at the rate or rates prescribed therefor in such Securities;

                      (3)    to the extent that payment of
             such   interest  is  lawful,  interest   upon
             overdue   interest  at  the  rate  or   rates
             prescribed therefor in such Securities;

                      (4)    all amounts due to the Trustee
             under Section 907;

             and

              (b)      any other Event or Events of Default
        with  respect to Securities of such series,  other
        than   the   non-payment  of  the   principal   of
        Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in
        Section 813.

   No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

   SECTION 803.  Collection of Indebtedness and Suits  for
   Enforcement by Trustee.

              If  an  Event of Default described in clause
   (a) or (b) of Section 801 shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities of the series with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, if any, and, to the extent permitted by law, interest on premium, if any, and on any overdue principal and interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 907.

             If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

             If  an  Event  of  Default with  respect  to
   Securities  of  any series shall have occurred  and  be
   continuing,  the Trustee may in its discretion  proceed
   to protect and enforce its rights and the rights of the
   Holders   of   Securities  of  such  series   by   such
   appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

   SECTION 804.  Trustee May File Proofs of Claim.

              In case of the pendency of any receivership,
   insolvency,  liquidation,  bankruptcy,  reorganization,
   arrangement, adjustment, composition or other  judicial
   proceeding relative to the Company or any other obligor
   upon  the Securities or the property of the Company  or
   of  such  other obligor or their creditors, the Trustee
   (irrespective   of   whether  the  principal   of   the
   Securities  shall  then be due and payable  as  therein
   expressed   or   by   declaration  or   otherwise   and
   irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

              (a)      to file and prove a claim for  the
        whole amount of principal, premium, if any, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under
        Section 907) and of the Holders allowed in such judicial proceeding, and

              (b)       to collect and receive any moneys
        or other property payable or deliverable on any such claims and to distribute the same;

   and   any   custodian,  receiver,  assignee,   trustee,
   liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 907.

              Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

   SECTION   805.   Trustee  May  Enforce  Claims  Without
   Possession of Securities.

              All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

   SECTION 806.  Application of Money Collected.

             Subject to the provisions of Article Fifteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

             First: To the payment of all amounts due the Trustee under Section 907;

             Second:  To the payment of the amounts  then
        due  and  unpaid upon the Securities for principal
        of  and premium, if any, and interest, if any,  in
        respect of which or for the benefit of which  such
        money   has   been  collected,  ratably,   without
        preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, if any, respectively; and

             Third:  To the Company.

   SECTION 807.  Limitation on Suits.

              No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

              (a)        such Holder shall have previously
        given   written  notice  to  the  Trustee   of   a
        continuing Event of Default with respect to the Securities of such series;

              (b)        the  Holders of not less  than  a
        majority in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

              (c)        such Holder or Holders shall have
        offered   to  the  Trustee  reasonable   indemnity
        against the costs, expenses and liabilities to be incurred in compliance with such request;

               (d)       the Trustee for 60 days after  its
        receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

               (e) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class;

   it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

   SECTION 808.  Unconditional Right of Holders to Receive
   Principal, Premium and Interest.

              Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to Section 307 and 312) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemp tion, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

   SECTION 809.  Restoration of Rights and Remedies.

              If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, and Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

   SECTION 810.  Rights and Remedies Cumulative.

              Except as otherwise provided in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.
   The assertion or employment of any right or remedy here under, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

   SECTION 811.  Delay or Omission Not Waiver.

              No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

   SECTION 812.  Control by Holders of Securities.

              If  an  Event of Default shall have occurred
   and be continuing in respect of a series of Securities,
   the  Holders of a majority in principal amount  of  the
   Outstanding  Securities of such series shall  have  the
   right   to  direct  the  time,  method  and  place   of
   conducting  any proceeding for any remedy available  to
   the Trustee, or exercising any trust or power conferred
   on  the Trustee, with respect to the Securities of such
   series;  provided, however, that if an Event of Default
   shall  have occurred and be continuing with respect  to
   more  than one series of Securities, the Holders  of  a
   majority   in   aggregate  principal  amount   of   the
   Outstanding Securities of all such series, considered as one class, shall have the right to make such direction, and not the Holders of the Securities of any one of such series; and provided, further, that

              (a)        such  direction shall not  be  in
        conflict  with  any  rule  of  law  or  with  this
        Indenture,  and could not involve the  Trustee  in
        personal   liability   in   circumstances    where
        indemnity   would  not,  in  the  Trustee's   sole
        discretion, be adequate, and

              (b)        the  Trustee may take  any  other
        action deemed proper by the Trustee which is not inconsistent with such direction.

   SECTION 813.  Waiver of Past Defaults.

              The  Holders of not less than a majority  in
   principal amount of the Outstanding Securities  of  any
   series  may  on  behalf  of  the  Holders  of  all  the
   Securities  of  such  series  waive  any  past  default
   hereunder   with  respect  to  such  series   and   its
   consequences, except a default

              (a)       in the payment of the principal of
        or premium, if any, or interest, if any, on any Security of such series, or

              (b)        in  respect  of  a  covenant  or
        provision hereof which under Section 1202 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

              Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

   SECTION 814.  Undertaking for Costs.

              The  Company and the Trustee agree, and each
   Holder  by  his acceptance thereof shall be  deemed  to
   have  agreed,  that  any court may  in  its  discretion
   require,  in any suit for the enforcement of any  right
   or  remedy under this Indenture, or in any suit against
   the  Trustee for any action taken, suffered or  omitted
   by  it as Trustee, the filing by any party litigant  in
   such  suit of an undertaking to pay the costs  of  such
   suit,  and that such court may in its discretion assess
   reasonable costs, including reasonable attorneys' fees,
   against  any  party litigant in such suit,  having  due
   regard  to  the merits and good faith of the claims  or
   defenses   made  by  such  party  litigant;   but   the
   provisions of this Section shall not apply to any  suit
   instituted  by  the Company, to any suit instituted  by
   the  Trustee, to any suit instituted by any Holder,  or
   group  of  Holders, holding in the aggregate more  than
   10%  in  aggregate principal amount of the  Outstanding
   Securities of all series in respect of which such  suit
   may be brought, considered as one class, or to any suit
   instituted  by  any Holder for the enforcement  of  the
   payment  of  the principal of or premium,  if  any,  or
   interest,  if  any, on any Security  on  or  after  the
   Stated   Maturity  or  Maturities  expressed  in   such
   Security (or, in the case of redemption, on or after the Redemption Date).

   SECTION 815.  Waiver of Stay or Extension Laws.

              The Company covenants (to the extent that it
   may lawfully do so) that it will not at any time insist
   upon,  or  plead, or in any manner whatsoever claim  or
   take the benefit or advantage of, any stay or extension
   law  wherever enacted, now or at any time hereafter  in
   force,   which   may  affect  the  covenants   or   the
   performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                         ARTICLE NINE

                         The Trustee

   SECTION 901.  Certain Duties and Responsibilities.

              (a)   Except  during the continuance  of  an
        Event of Default with respect to Securities of any series,

                   (1)        the  Trustee  undertakes  to
             perform, with respect to Securities of such series, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                   (2)        in the absence of bad faith on
             its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the
             correctness   of   the   opinions   expressed
             therein,   upon  certificates   or   opinions
             furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions
             which    by   any   provision   hereof    are
             specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

              (b) In case an Event of Default with respect to Securities of any series shall have occurred and be continuing, the Trustee shall exercise, with respect to Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

              (c)  No provision of this Indenture shall be
        construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                   (1)       this clause (c) shall not  be
             construed to limit the effect of clause (a) of this Section;

                   (2)        the  Trustee  shall  not  be
             liable for any error of judgment made in good
             faith  by  a Responsible Officer,  unless  it
             shall   be   proved  that  the  Trustee   was
             negligent   in  ascertaining  the   pertinent
             facts;

                   (3)        the  Trustee  shall  not  be
             liable  with respect to any action  taken  or
             omitted  to be taken by it in good  faith  in
             accordance with the direction of the  Holders
             of  a  majority  in principal amount  of  the
             Outstanding  Securities of any  one  or  more
             series, as provided herein, relating  to  the
             time,  method  and  place of  conducting  any
             proceeding  for any remedy available  to  the
             Trustee,  or  exercising any trust  or  power
             conferred   upon  the  Trustee,  under   this
             Indenture with respect to the Securities of such series; and

                   (4)       no provision of this Indenture
             shall  require the Trustee to expend or  risk
             its   own   funds  or  otherwise  incur   any
             financial liability in the performance of any
             of  its  duties hereunder, or in the exercise
             of  any of its rights or powers, if it  shall
             have  reasonable grounds for  believing  that
             repayment of such funds or adequate indemnity
             against  such  risk  or  liability   is   not
             reasonably assured to it.

              (d)   Whether  or not therein  expressly  so
        provided,   every  provision  of  this   Indenture
        relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

   SECTION 902.  Notice of Defaults.

              The Trustee shall give notice of any default hereunder with respect to the Securities of any series to the Holders of Securities of such series in the manner and to the extent required to do so by the Trust
   Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in clause (c) of
   Section 801, no such notice to Holders shall be given until at least 75 days after the occurrence thereof.
   For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.

   SECTION 903.  Certain Rights of Trustee.

              Subject to the provisions of Section 901 and to the applicable provisions of the Trust Indenture
   Act:

              (a)   the  Trustee  may rely  and  shall  be
        protected in acting or refraining from acting upon
        any     resolution,    certificate,     statement,
        instrument,  opinion,  report,  notice,   request,
        direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (b)  any request or direction of the Company
        mentioned  herein shall be sufficiently  evidenced
        by  a  Company  Request or Company  Order,  or  as
        otherwise  expressly  provided  herein,  and   any
        resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

              (c)   whenever in the administration of this
        Indenture the Trustee shall deem it desirable that
        a matter be proved or established prior to taking,
        suffering  or  omitting any action hereunder,  the
        Trustee   (unless   other   evidence   be   herein
        specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's
        Certificate;

              (d)  the Trustee may consult with counsel and
        the  written advice of such counsel or any Opinion
        of    Counsel   shall   be   full   and   complete
        authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

              (e)  the Trustee shall be under no obligation
        to  exercise any of the rights or powers vested in
        it  by  this Indenture at the request or direction
        of  any  Holder pursuant to this Indenture, unless
        such  Holder  shall have offered  to  the  Trustee
        reasonable  security  or  indemnity  against   the
        costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

              (f)   the Trustee shall not be bound to make
        any investigation into the facts or matters stated
        in   any   resolution,   certificate,   statement,
        instrument,  opinion,  report,  notice,   request,
        direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney;

              (g)   the  Trustee may execute  any  of  the
        trusts  or powers hereunder or perform any  duties
        hereunder either directly or by or through  agents
        or   attorneys  and  the  Trustee  shall  not   be
        responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

              (h)  except as otherwise provided in Section
        801,   the  Trustee  shall  not  be  charged  with
        knowledge of any Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (1) a Responsible
        Officer of the Trustee shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on such Securities or by any Holder of such Securities.

   SECTION 904. Not Responsible for Recitals or Issuance of Securities.

              The  recitals contained herein  and  in  the
   Securities   (except  the  Trustee's  certificates   of
   authentication) shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating
   Agent  assumes  responsibility for  their  correctness.
   The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.
   Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

   SECTION 905.  May Hold Securities.

              Each  of  the  Trustee,  any  Authenticating
   Agent, any Paying Agent, any Security Registrar or  any
   other  agent  of  the Company or the  Trustee,  in  its
   individual or any other capacity, may become the  owner
   or  pledgee of Securities and, subject to Sections  908
   and 913, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

   SECTION 906.  Money Held in Trust.

              Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on or investment of any money received by it hereunder except as expressly provided herein or otherwise agreed with, and for the sole benefit of, the Company.

   SECTION 907.  Compensation and Reimbursement.

             The Company shall

              (a)   pay to the Trustee from time  to  time
        reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

              (b)   except as otherwise expressly provided
        herein, reimburse the Trustee upon its request for
        all   reasonable   expenses,   disbursements   and
        advances  reasonably  incurred  or  made  by   the
        Trustee  in accordance with any provision of  this
        Indenture  (including the reasonable  compensation
        and  the expenses and disbursements of its  agents
        and  counsel), except to the extent that any  such
        expense,   disbursement   or   advance   may    be
        attributable to its negligence, willful misconduct or bad faith; and

              (c)   indemnify  the  Trustee  and  hold  it
        harmless from and against, any loss, liability  or
        expense reasonably incurred by it arising  out  of
        or   in   connection   with  the   acceptance   or
        administration of the trust or trusts hereunder or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence, willful misconduct or bad faith.

              As  security  for  the  performance  of  the
   obligations  of  the Company under  this  Section,  the
   Trustee shall have a lien prior to the Securities  upon
   all property and funds held or collected by the Trustee
   as  such  other than property and funds held  in  trust
   under  Section  703  (except as otherwise  provided  in
   Section  703).  "Trustee" for purposes of this  Section
   shall   include  any  predecessor  Trustee;   provided,
   however, that the negligence, willful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

   SECTION 908.  Disqualification; Conflicting Interests.

              If  the  Trustee shall have or  acquire  any
   conflicting  interest within the meaning of  the  Trust
   Indenture   Act,   it  shall  either   eliminate   such
   conflicting  interest or resign to the extent,  in  the
   manner  and  with  the  effect,  and  subject  to   the
   conditions, provided in the Trust Indenture Act and this Indenture. For purposes of Section 310(b)(1) of the Trust Indenture Act and to the extent permitted thereby, the Trustee, in its capacity as trustee in respect of the Securities of any series, shall not be deemed to have a conflicting interest arising from its capacity as trustee in respect of the Securities of any other series.

   SECTION 909.  Corporate Trustee Required; Eligibility.

              There shall at all times be a Trustee hereunder which shall be

              (a)        a corporation organized and doing
        business under the laws of the United States, any State or Territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority, or

              (b)       if and to the extent permitted  by
        the  Commission by rule, regulation or order  upon
        application,   a  corporation  or   other   Person
        organized and doing business under the laws  of  a
        foreign government, authorized under such laws  to
        exercise corporate trust powers, having a combined
        capital and surplus of at least $50,000,000 or the
        Dollar   equivalent  of  the  applicable   foreign
        currency and subject to supervision or examination
        by  authority  of  such foreign  government  or  a
        political    subdivision   thereof   substantially
        equivalent    to   supervision   or    examination
        applicable    to   United   States   institutional
        trustees,

   and,  in either case, qualified and eligible under this
   Article  and the Trust Indenture Act.  If such  corpora
   tion  publishes reports of condition at least annually,
   pursuant  to  law  or  to  the  requirements  of   such
   supervising  or  examining  authority,  then  for   the
   purposes  of  this  Section, the combined  capital  and
   surplus of such corporation shall be deemed to  be  its
   combined  capital and surplus as set forth in its  most
   recent  report of condition so published.   If  at  any
   time  the  Trustee  shall  cease  to  be  eligible   in
   accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

   SECTION  910.  Resignation and Removal; Appointment  of
   Successor.

              (a)      No resignation or removal of  the
        Trustee  and no appointment of a successor Trustee
        pursuant  to  this Article shall become  effective
        until   the  acceptance  of  appointment  by   the
        successor   Trustee   in   accordance   with   the
        applicable requirements of Section 911.

              (b)       The Trustee may resign at any time
        with  respect  to the Securities of  one  or  more
        series  by  giving written notice thereof  to  the
        Company.   If  the instrument of acceptance  by  a
        successor  Trustee required by Section  911  shall
        not  have been delivered to the Trustee within  30
        days after the giving of such notice of resigna tion, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

              (c)       The Trustee may be removed at  any
        time  with respect to the Securities of any series
        by  Act  of the Holders of a majority in principal
        amount  of  the  Outstanding  Securities  of  such
        series  delivered  to  the  Trustee  and  to   the
        Company.

              (d)       If at any time:

                        (1)   the  Trustee shall  fail  to
             comply with Section 908 after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, or

                        (2)   the Trustee shall cease to be
             eligible under Section 909 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                         (3)   the  Trustee  shall  become
             incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board
        Resolution may remove the Trustee with respect to all Securities or (B) subject to Section 814, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

              (e)       If  the Trustee shall resign,  be
        removed  or become incapable of acting,  or  if  a
        vacancy  shall occur in the office of Trustee  for
        any  cause  (other than as contemplated in  clause
        (B)  in  clause (d) of this Section), with respect
        to  the  Securities  of one or  more  series,  the
        Company,  by  a  Board Resolution, shall  promptly
        appoint  a  successor  Trustee  or  Trustees  with
        respect to the Securities of that or those  series
        (it  being  understood  that  any  such  successor
        Trustee  may  be  appointed with  respect  to  the
        Securities  of one or more or all of  such  series
        and  that  at  any time there shall  be  only  one
        Trustee  with  respect to the  Securities  of  any
        particular  series)  and  shall  comply  with  the
        applicable  requirements  of  Section  911.    If,
        within one year after such resignation, removal or
        incapability, or the occurrence of such vacancy, a
        successor  Trustee with respect to the  Securities
        of  any  series shall be appointed by Act  of  the
        Holders of a majority in principal amount  of  the
        Outstanding Securities of such series delivered to
        the  Company and the retiring Trustee, the  succes
        sor Trustee so appointed shall, forthwith upon its
        acceptance of such appointment in accordance  with
        the applicable requirements of Section 911, become
        the   successor  Trustee  with  respect   to   the
        Securities  of  such  series and  to  that  extent
        supersede the successor Trustee appointed  by  the
        Company.  If no successor Trustee with respect  to
        the  Securities of any series shall have  been  so
        appointed  by  the  Company  or  the  Holders  and
        accepted  appointment in the  manner  required  by
        Section  911, any Holder who has been a bona  fide
        Holder  of a Security of such series for at  least
        six months may, on behalf of itself and all others
        similarly   situated,  petition   any   court   of
        competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

              (f)        So long as no event which is,  or
        after  notice  or lapse of time,  or  both,  would
        become,  an  Event of Default shall have  occurred
        and  be continuing, and except with respect  to  a
        Trustee  appointed  by Act of  the  Holders  of  a
        majority  in  principal amount of the  Outstanding
        Securities  pursuant  to subsection  (e)  of  this
        Section,  if  the Company shall have delivered  to
        the  Trustee  (1) a Board Resolution appointing  a
        successor   Trustee,  effective  as  of   a   date
        specified  therein,  and  (2)  an  instrument   of
        acceptance  of such appointment, effective  as  of
        such date, by such successor Trustee in accordance
        with  Section 911, the Trustee shall be deemed  to
        have resigned as contemplated in subsection (b) of
        this  Section,  the  successor  Trustee  shall  be
        deemed  to  have  been appointed  by  the  Company
        pursuant  to  subsection (e) of this  Section  and
        such  appointment  shall be deemed  to  have  been
        accepted as contemplated in Section 911, all as of
        such  date,  and  all  other  provisions  of  this
        Section  and  Section 911 shall be  applicable  to
        such   resignation,  appointment  and   acceptance
        except to the extent inconsistent with this clause
        (f).

              (g)        The Company shall give notice  of
        each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its corporate trust office.

   SECTION 911.  Acceptance of Appointment by Successor.

               (a)         In   case  of  the  appointment
        hereunder of a successor Trustee with respect to the Securities of all series, every such successor
        Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring
        Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the re quest of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

               (b)         In   case  of  the  appointment
        hereunder  of a successor Trustee with respect  to
        the  Securities  of  one or  more  (but  not  all)
        series, the Company, the retiring Trustee and each
        successor  Trustee with respect to the  Securities
        of  such  series  shall  execute  and  deliver  an
        indenture   supplemental   hereto   wherein   each
        successor  Trustee shall accept  such  appointment
        and  which  (1)  shall contain such provisions  as
        shall  be  necessary or desirable to transfer  and
        confirm to, and to vest in, each successor Trustee
        all  the rights, powers, trusts and duties of  the
        retiring Trustee with respect to the Securities of
        that  or those series to which the appointment  of
        such   successor  Trustee  relates,  (2)  if   the
        retiring  Trustee is not retiring with respect  to
        all  Securities, shall contain such provisions  as
        shall  be deemed necessary or desirable to confirm
        that all the rights, powers, trusts and duties  of
        the   retiring   Trustee  with  respect   to   the
        Securities of that or those series as to which the
        retiring Trustee is not retiring shall continue to
        be  vested  in the retiring Trustee and (3)  shall
        add  to  or change any of the provisions  of  this
        Indenture as shall be necessary to provide for  or
        facilitate   the  administration  of  the   trusts
        hereunder  by  more  than one  Trustee,  it  being
        understood  that nothing herein  or  in  such  sup
        plemental indenture shall constitute such Trustees
        co-trustees of the same trust and that  each  such
        Trustee shall be trustee of a trust or trusts here
        under  separate and apart from any trust or trusts
        hereunder administered by any other such  Trustee;
        and  upon  the  execution  and  delivery  of  such
        supplemental indenture the resignation or  removal
        of  the retiring Trustee shall become effective to
        the   extent  provided  therein  and   each   such
        successor Trustee, without any further act, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates;
        but,  on  request of the Company or any  successor
        Trustee, such retiring Trustee, upon payment of all sums owed to it, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor
        Trustee relates.

              (c)       Upon request of any such successor
        Trustee, the Company shall execute any instruments
        which  fully vest in and confirm to such successor
        Trustee   all  such  rights,  powers  and   trusts
        referred to in clause (a) or (b) of this Section, as the case may be.

              (d)        No successor Trustee shall accept
        its   appointment  unless  at  the  time  of  such
        acceptance   such  successor  Trustee   shall   be
        qualified and eligible under this Article.

   SECTION  912.   Merger,  Conversion,  Consolidation  or
   Succession to Business.

             Any corporation into which the Trustee may be
   merged   or   converted  or  with  which  it   may   be
   consolidated,  or  any corporation resulting  from  any
   merger,  conversion  or  consolidation  to  which   the
   Trustee shall be a party, or any corporation succeeding
   to   all  or  substantially  all  the  corporate  trust
   business of the Trustee, shall be the successor of  the
   Trustee  hereunder, provided such corporation shall  be
   otherwise  qualified and eligible under  this  Article,
   without  the  execution or filing of any paper  or  any
   further  act on the part of any of the parties  hereto.
   In  case  any Securities shall have been authenticated,
   but  not delivered, by the Trustee then in office,  any
   successor  by  merger, conversion or  consolidation  to
   such    authenticating   Trustee   may    adopt    such
   authentication   and   deliver   the   Securities    so
   authenticated with the same effect as if such successor
   Trustee had itself authenticated such Securities.

   SECTION 913.  Preferential Collection of Claims Against
   Company.

              If the Trustee shall be or become a creditor
   of the Company or any other obligor upon the Securities
   (other  than  by reason of a relationship described  in
   Section 311(b) of the Trust Indenture Act), the Trustee
   shall  be  subject to any and all applicable provisions
   of  the Trust Indenture Act regarding the collection of
   claims against the Company or such other obligor.   For
   purposes of Section 311(b) of the Trust Indenture Act:

              (a)        the term "cash transaction" means
        any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

              (b)        the term "self-liquidating paper"
        means  any draft, bill of exchange, acceptance  or
        obligation  which  is made, drawn,  negotiated  or
        incurred  by the Company or such obligor  for  the
        purpose  of  financing  the purchase,  processing,
        manufacturing, shipment, storage or sale of goods,
        wares  or  merchandise and  which  is  secured  by
        documents evidencing title to, possession of, or a
        lien upon, the goods, wares or merchandise or  the
        receivables or proceeds arising from the  sale  of
        the   goods,   wares  or  merchandise   previously
        constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company or such obligor arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

   SECTION 914.  Co-trustees and Separate Trustees.

              At  any  time or times, for the  purpose  of
   meeting   the  legal  requirements  of  any  applicable
   jurisdiction,  the Company and the Trustee  shall  have
   power to appoint, and, upon the written request of  the
   Trustee  or  of  the  Holders of at least  thirty-three
   percentum  (33%) in principal amount of the  Securities
   then  Outstanding, the Company shall for  such  purpose
   join with the Trustee in the execution and delivery  of
   all  instruments and agreements necessary or proper  to
   appoint,  one or more Persons approved by  the  Trustee
   either  to act as co-trustee, jointly with the Trustee,
   or to act as separate trustee, in either case with such
   powers  as  may  be  provided  in  the  instrument   of
   appointment, and to vest in such Person or Persons,  in
   the  capacity aforesaid, any property, title, right  or
   power  deemed  necessary or desirable, subject  to  the
   other provisions of this Section.  If the Company  does
   not  join in such appointment within 15 days after  the
   receipt by it of a request so to do, or if an Event  of
   Default  shall  have  occurred and be  continuing,  the
   Trustee   alone   shall  have  power   to   make   such
   appointment.

              Should any written instrument or instruments
   from  the  Company  be required by  any  co-trustee  or
   separate trustee so appointed to more fully confirm  to
   such  co-trustee  or  separate trustee  such  property,
   title,  right  or  power, any and all such  instruments
   shall,  on  request,  be  executed,  acknowledged   and
   delivered by the Company.

              Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

                (a)         the   Securities   shall    be
        authenticated  and  delivered,  and  all   rights,
        powers,   duties  and  obligations  hereunder   in
        respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;

              (b)        the  rights, powers,  duties  and
        obligations hereby conferred or imposed  upon  the
        Trustee in respect of any property covered by such
        appointment shall be conferred or imposed upon and
        exercised or performed either by the Trustee or by
        the   Trustee  and  such  co-trustee  or  separate
        trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

              (c)        the  Trustee at any time,  by  an
        instrument  in writing executed by  it,  with  the
        concurrence  of  the  Company,  may   accept   the
        resignation   of  or  remove  any  co-trustee   or
        separate  trustee  appointed under  this  Section,
        and,  if  an Event of Default shall have  occurred
        and be continuing, the Trustee shall have power to
        accept the resignation of, or remove, any such co-
        trustee   or   separate   trustee   without    the
        concurrence  of  the Company.   Upon  the  written
        request  of  the Trustee, the Company  shall  join
        with the Trustee in the execution and delivery  of
        all instruments and agreements necessary or proper
        to  effectuate  such resignation  or  removal.   A
        successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

              (d)        no co-trustee or separate trustee
        hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder; and

              (e)       any Act of Holders delivered to the
        Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

   SECTION 915.  Appointment of Authenticating Agent.

              The  Trustee  may appoint an  Authenticating
   Agent  or Agents with respect to the Securities of  one
   or  more series, or any Tranche thereof, which shall be
   authorized   to  act  on  behalf  of  the  Trustee   to
   authenticate  Securities  of  such  series  or  Tranche
   issued  upon  original issuance, exchange, registration
   of  transfer or partial redemption thereof or  pursuant
   to  Section 306, and Securities so authenticated  shall
   be entitled to the benefits of this Indenture and shall
   be   valid  and  obligatory  for  all  purposes  as  if
   authenticated  by  the  Trustee  hereunder.    Wherever
   reference   is   made   in  this   Indenture   to   the
   authentication  and  delivery  of  Securities  by   the
   Trustee or the Trustee's certificate of authentication,
   such    reference   shall   be   deemed   to    include
   authentication and delivery on behalf of the Trustee by
   an Authenticating Agent and a certificate of authentica
   tion   executed  on  behalf  of  the  Trustee   by   an
   Authenticating Agent.  Each Authenticating Agent  shall
   be  acceptable to the Company and shall at all times be
   a  corporation organized and doing business  under  the
   laws  of  the  United  States, any State  or  Territory
   thereof or the District of Columbia or the Commonwealth
   of  Puerto Rico, authorized under such laws to  act  as
   Authenticating Agent, having a combined capital and sur
   plus  of not less than $50,000,000 and subject to super
   vision  or  examination by Federal or State  authority.
   If  such  Authenticating  Agent  publishes  reports  of
   condition at least annually, pursuant to law or to  the
   requirements   of   said   supervising   or   examining
   authority,  then for the purposes of this Section,  the
   combined  capital  and surplus of  such  Authenticating
   Agent  shall  be deemed to be its combined capital  and
   surplus  as  set  forth in its most  recent  report  of
   condition   so   published.   If   at   any   time   an
   Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

              Any corporation into which an Authenticating
   Agent  may be merged or converted or with which it  may
   be  consolidated, or any corporation resulting from any
   merger,  conversion  or  consolidation  to  which  such
   Authenticating  Agent  shall  be  a   party,   or   any
   corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

              An  Authenticating Agent may resign  at  any
   time  by  giving written notice thereof to the  Trustee
   and  to  the  Company.  The Trustee  may  at  any  time
   terminate  the  agency  of an Authenticating  Agent  by
   giving  written  notice thereof to such  Authenticating
   Agent and to the Company.  Upon receiving such a notice
   of  resignation or upon such a termination, or in  case
   at any time such Authenticating Agent shall cease to be
   eligible in accordance with the provisions of this  Sec
   tion,    the    Trustee   may   appoint   a   successor
   Authenticating Agent which shall be acceptable  to  the
   Company.   Any  successor  Authenticating  Agent   upon
   acceptance  of its appointment hereunder  shall  become
   vested  with all the rights, powers and duties  of  its
   predecessor   hereunder,  with  like   effect   as   if
   originally  named  as  an  Authenticating  Agent.    No
   successor   Authenticating  Agent  shall  be  appointed
   unless eligible under the provisions of this Section.

               The   Trustee  agrees  to   pay   to   each
   Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, in accordance with, and subject to the provisions of Section 907.

              The provisions of Sections 308, 904 and  905
   shall be applicable to each Authenticating Agent.

               If  an  appointment  with  respect  to  the
   Securities  of  one  or  more series,  or  any  Tranche
   thereof,  shall be made pursuant to this  Section,  the
   Securities of such series or Tranche may have  endorsed
   thereon,  in  addition to the Trustee's certificate  of
   authentication,    an    alternate    certificate    of
   authentication substantially in the following form:

              This is one of the Securities of the series designated therein referred to in the within-mentioned
   Indenture.

                                  The First National Bank of Chicago
                                  As Trustee

                                  By:___________________________
                                       As Authenticating Agent

                                  By:___________________________
                                       Authorized Signatory


              If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating
   Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing
   (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.


                         ARTICLE TEN

      Holders' Lists and Reports by Trustee and Company

   SECTION 1001.  Lists of Holders.

              Semiannually,  not later than  March  1  and
   September 1 in each year, commencing March 1, 1996, and
   at  such  other  times as the Trustee  may  request  in
   writing,  the  Company shall furnish  or  cause  to  be
   furnished  to the Trustee information as to  the  names
   and  addresses  of the Holders, and the  Trustee  shall
   preserve   such  information  and  similar  information
   received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act; provided, however, that no such list need be furnished so long as the Trustee shall be the Security Registrar.

   SECTION 1002.  Reports by Trustee and Company.

               Not   later  than  July  1  in  each  year,
   commencing July 1, 1996, the Trustee shall transmit to the Holders and the Commission a report, dated as of the next preceding May 1, with respect to any events and other matters described in Section 313(a) of the Trust Indenture Act, in such manner and to the extent required by the Trust Indenture Act. The Trustee shall transmit to the Holders and the Commission, and the Company shall file with the Trustee (within thirty (30) days after filing with the Commission in the case of reports which pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act.


                        ARTICLE ELEVEN

     Consolidation, Merger, Conveyance or Other Transfer

   SECTION  1101.  Company May Consolidate, Etc., Only  on
   Certain Terms.

              The  Company shall not consolidate  with  or
   merge   into  any  other  corporation,  or  convey   or
   otherwise transfer or lease its properties and assets substantially as an entirety to any Person, unless

              (a)        the  corporation formed  by  such
        consolidation or into which the Company is  merged
        or  the  Person  which acquires by  conveyance  or
        transfer,  or  which  leases, the  properties  and
        assets of the Company substantially as an entirety
        shall be a Person organized and existing under the
        laws  of  the United States, any State thereof  or
        the  District  of  Columbia, and  shall  expressly
        assume,   by  an  indenture  supplemental  hereto,
        executed and delivered to the Trustee, in form sat
        isfactory  to  the Trustee, the due  and  punctual
        payment  of the principal of and premium, if  any,
        and   interest,   if  any,  on   all   Outstanding
        Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

              (b)       immediately after giving effect to
        such transaction and treating any indebtedness for borrowed money which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

             (c)       the Company shall have delivered to
        the  Trustee  an  Officer's  Certificate  and   an
        Opinion   of  Counsel,  each  stating  that   such
        consolidation,   merger,  conveyance,   or   other
        transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

   SECTION 1102.  Successor Corporation Substituted.

             Upon any consolidation by the Company with or
   merger by the Company into any other corporation or any
   conveyance,   or  other  transfer  or  lease   of   the
   properties  and assets of the Company substantially  as
   an  entirety  in  accordance  with  Section  1101,  the
   successor  corporation formed by such consolidation  or
   into which the Company is merged or the Person to which
   such  conveyance,  transfer  or  lease  is  made  shall
   succeed  to,  and be substituted for, and may  exercise
   every  right  and  power  of, the  Company  under  this
   Indenture  with  the same effect as if  such  successor
   Person  had  been  named  as the  Company  herein,  and
   thereafter,  except  in  the  case  of  a  lease,   the
   predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities
   Outstanding hereunder.


                        ARTICLE TWELVE

                   Supplemental Indentures

   SECTION  1201.  Supplemental Indentures Without Consent
   of Holders.

              Without  the  consent of  any  Holders,  the
   Company  and the Trustee, at any time and from time  to
   time,   may   enter   into  one  or   more   indentures
   supplemental  hereto,  in  form  satisfactory  to   the
   Trustee, for any of the following purposes:

              (a)        to  evidence  the  succession  of
        another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities, all as provided in Article Eleven; or

              (b) to add one or more covenants of the Company or other provisions for the benefit of all Holders or for the benefit of the Holders of, or to remain in effect only so long as there shall be Outstanding, Securities of one or more specified series, or one or more specified Tranches thereof,
        or   to   surrender  any  right  or  power  herein
        conferred upon the Company; or

              (c)        to  add any additional Events  of
        Default with respect to all or any series of Securities Outstanding hereunder; or

              (d)        to  change  or  eliminate   any
        provision  of  this Indenture or to  add  any  new
        provision  to  this Indenture; provided,  however,
        that if such change, elimination or addition shall
        adversely  affect the interests of the Holders  of
        Securities of any series or Tranche Outstanding on
        the date of such indenture supplemental hereto  in
        any material respect, such change, elimination  or
        addition  shall become effective (1) with  respect
        to  such  series or Tranche only pursuant  to  the
        provisions of Section 1202 hereof or (2)  when  no
        Security   of  such  series  or  Tranche   remains
        Outstanding; or

              (e)       to provide collateral security for
        all but not part of the Securities; or

              (f)       to establish the form or terms  of
        Securities   of   any   series   or   Tranche   as
        contemplated by Sections 201 and 301; or

              (g)        to provide for the authentication
        and delivery of bearer securities and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or

              (h)        to  evidence and provide for  the
        acceptance of appointment hereunder by a  separate
        or   successor   Trustee  with  respect   to   the
        Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of clause (b) of Section 911; or

              (i)        to  provide  for  the  procedures
        required to permit the Company to utilize, at its option, a non-certificated system of registration for all, or any series or Tranche of, the Securi ties; or

              (j)        to change any place or places where
        (1)  the  principal of and premium,  if  any,  and
        interest,  if  any,  on  all  or  any  series   of
        Securities, or any Tranche thereof, shall be payable, (2) all or any series of Securities, or
        any   Tranche  thereof,  may  be  surrendered  for
        registration of transfer, (3) all or any series of
        Securities,  or  any  Tranche  thereof,   may   be
        surrendered for exchange and (4) notices and demands to or upon the Company in respect of all or any series of Securities, or any Tranche thereof, and this Indenture may be served; or

              (k)        to cure any ambiguity, to correct
        or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other changes to the provisions hereof or to add other provisions with respect to matters or questions arising under this Indenture, provided that such other changes or additions shall not adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect.

               Without  limiting  the  generality  of  the
   foregoing, if the Trust Indenture Act as in  effect  at
   the   date  of  the  execution  and  delivery  of  this
   Indenture or at any time thereafter shall be amended and

              (x) if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such
        changes   or   incorporate  such   provisions   by
        reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent
        of   any   Holders,   enter  into   an   indenture
        supplemental hereto to effect or evidence such changes or additional provisions; or

              (y)    if any such amendment shall permit one
        or more changes to, or the elimination of, any provisions hereof which, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture
        Act to be contained herein, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof.

   SECTION 1202.  Supplemental Indentures With Consent of Holders.

              With the consent of the Holders of not  less
   than  a  majority in aggregate principal amount of  the
   Securities  of all series then Outstanding  under  this
   Indenture,  considered as one class,  by  Act  of  said
   Holders  delivered to the Company and the Trustee,  the
   Company, when authorized by a Board Resolution, and the
   Trustee  may  enter  into  an indenture  or  indentures
   supplemental hereto for the purpose of adding any provi
   sions to, or changing in any manner or eliminating  any
   of   the   provisions  of,  this  Indenture;  provided,
   however, that if there shall be Securities of more than
   one  series  Outstanding hereunder and  if  a  proposed
   supplemental indenture shall directly affect the rights
   of  the Holders of Securities of one or more, but  less
   than all, of such series, then the consent only of  the
   Holders of a majority in aggregate principal amount  of
   the  Outstanding Securities of all series  so  directly
   affected,  considered as one class, shall be  required;
   and  provided, further, that if the Securities  of  any
   series  shall have been issued in more than one Tranche
   and   if  the  proposed  supplemental  indenture  shall
   directly affect the rights of the Holders of Securities
   of  one  or  more, but less than all, of such Tranches,
   then  the consent only of the Holders of a majority  in
   aggregate   principal   amount   of   the   Outstanding
   Securities  of  all  Tranches  so  directly   affected,
   considered  as  one  class,  shall  be  required;   and
   provided, further, that no such supplemental indenture shall:

              (a)       change the Stated Maturity of  the
        principal of, or any installment of principal of or interest on (except as provided in Section 312 hereof), any Security, or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or change the method of calculating such rate or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 802, or change the coin or currency (or other property), in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity of any Security (or, in the case of redemption, on or after the Redemption
        Date), without, in any such case, the consent of the Holder of such Security, or

              (b)       reduce the percentage in principal
        amount of the Outstanding Securities of any series or any Tranche thereof, the consent of the Holders of which is required for any such supplemental in denture, or the consent of the Holders of which is required for any waiver of compliance with any provision of this Indenture or of any default hereunder and its consequences, or reduce the requirements of Section 1304 for quorum or voting, without, in any such case, the consent of the Holders of each Outstanding Security of such series or Tranche, or

              (c)        modify  any of the provisions  of
        this  Section,  Section 607 or  Section  813  with
        respect  to the Securities of any series,  or  any
        Tranche   thereof,  or  except  to  increase   the
        percentages  in  principal amount referred  to  in
        this  Section or such other Sections or to provide
        that other provisions of this Indenture cannot  be
        modified  or  waived without the  consent  of  the
        Holder   of  each  Outstanding  Security  affected
        thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the
        Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of clause (b) of Section 911 and clause (h) of Section 1201.

              A  supplemental indenture which  changes  or
   eliminates  any  covenant or other  provision  of  this
   Indenture which has expressly been included solely  for
   the  benefit of one or more particular series of Securi
   ties,  or  of  one or more Tranches thereof,  or  which
   modifies  the  rights of the Holders of  Securities  of
   such  series or Tranches with respect to such  covenant
   or  other provision, shall be deemed not to affect  the
   rights   under  this  Indenture  of  the   Holders   of
   Securities of any other series or Tranche.

              It  shall  not be necessary for any  Act  of
   Holders  under  this Section to approve the  particular
   form  of  any proposed supplemental indenture,  but  it
   shall  be  sufficient  if such Act  shall  approve  the
   substance  thereof.   A waiver  by  a  Holder  of  such
   Holder's right to consent under this Section shall be deemed to be a consent of such Holder.

   SECTION 1203.  Execution of Supplemental Indentures.

              In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 901) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.
   The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

   SECTION 1204.  Effect of Supplemental Indentures.

               Upon the execution of any supplemental indenture under this Article this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental indenture permitted by this Article may restate this Indenture in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Indenture as theretofore in effect for all purposes.

   SECTION 1205.  Conformity With Trust Indenture Act.

               Every   supplemental   indenture   executed
   pursuant   to  this  Article  shall  conform   to   the
   requirements of the Trust Indenture Act as then in effect.

   SECTION  1206.  Reference in Securities to Supplemental Indentures.

              Securities  of  any series, or  any  Tranche
   thereof,   authenticated  and   delivered   after   the
   execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture.
   If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

   SECTION 1207.   Modification Without Supplemental Indenture.

              If  the  terms of any particular  series  of
   Securities  shall  have  been established  in  a  Board
   Resolution  or an Officer's Certificate pursuant  to  a
   Board  Resolution as contemplated by Section  301,  and
   not  in an indenture supplemental hereto, additions to,
   changes in or the elimination of any of such terms  may
   be effected by means of a supplemental Board Resolution
   or Officer's Certificate, as the case may be, delivered
   to,  and  accepted by, the Trustee; provided,  however,
   that  such  supplemental Board Resolution or  Officer's
   Certificate  shall not be accepted by  the  Trustee  or
   otherwise be effective unless all conditions set  forth
   in  this  Indenture  which  would  be  required  to  be
   satisfied  if  such additions, changes  or  elimination
   were  contained in a supplemental indenture shall  have
   been  appropriately  satisfied.   Upon  the  acceptance
   thereof  by  the  Trustee, any such supplemental  Board
   Resolution or Officer's Certificate shall be deemed to be a "supplemental indenture" for purposes of Section
   1204 and 1206.


                       ARTICLE THIRTEEN

         Meetings of Holders; Action Without Meeting

   SECTION 1301.  Purposes for Which Meetings May Be Called.

              A meeting of Holders of Securities of one or
   more,  or  all,  series,  or any  Tranche  or  Tranches
   thereof,  may  be called at any time and from  time  to
   time pursuant to this Article to make, give or take any
   request,  demand,  authorization,  direction,   notice,
   consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series or Tranches.

   SECTION 1302.  Call, Notice and Place of Meetings.

              (a)       The Trustee may at any time call a
        meeting  of Holders of Securities of one or  more,
        or   all,  series,  or  any  Tranche  or  Tranches
        thereof,  for  any  purpose specified  in  Section
        1301, to be held at such time and at such place in
        the Borough of Manhattan, The City of New York, as
        the Trustee shall determine, or, with the approval
        of  the  Company, at any other place.   Notice  of
        every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

              (b)        If  the Trustee shall  have  been
        requested  to  call a meeting of  the  Holders  of
        Securities of one or more, or all, series, or  any
        Tranche or Tranches thereof, by the Company or  by
        the  Holders of 33% in aggregate principal  amount
        of  all of such series and Tranches, considered as
        one  class,  for any purpose specified in  Section
        1301,   by   written  request  setting  forth   in
        reasonable detail the action proposed to be  taken
        at  the  meeting, and the Trustee shall  not  have
        given  the notice of such meeting within  21  days
        after  receipt  of  such  request  or  shall   not
        thereafter proceed to cause the meeting to be held
        as  provided  herein,  then  the  Company  or  the
        Holders  of Securities of such series and Tranches
        in the amount above specified, as the case may be,
        may  determine  the  time and  the  place  in  the
        Borough of Manhattan, The City of New York, or  in
        such  other  place  as  shall  be  determined   or
        approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in clause (a) of this Section.

               (c)         Any   meeting  of  Holders   of
        Securities of one or more, or all, series, or  any
        Tranche  or  Tranches  thereof,  shall  be   valid
        without  notice if the Holders of all  Outstanding
        Securities of such series or Tranches are  present
        in  person  or by proxy and if representatives  of
        the  Company  and the Trustee are present,  or  if
        notice  is  waived in writing before or after  the
        meeting   by   the  Holders  of  all   Outstanding
        Securities of such series, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

   SECTION 1303.  Persons Entitled to Vote at Meetings.

              To be entitled to vote at any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, a Person shall be
   (a) a Holder of one or more Outstanding Securities of such series or Tranches, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series or Tranches by such Holder or Holders. The only
   Persons who shall be entitled to attend any meeting of Holders of Securities of any series or Tranche shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

   SECTION 1304.  Quorum; Action.

              The  Persons entitled to vote a majority  in
   aggregate   principal   amount   of   the   Outstanding
   Securities  of the series and Tranches with respect  to
   which  a meeting shall have been called as hereinbefore
   provided,  considered as one class, shall constitute  a
   quorum  for a meeting of Holders of Securities of  such
   series  and  Tranches; provided, however, that  if  any
   action  is  to  be  taken at such  meeting  which  this
   Indenture  expressly  provides  may  be  taken  by  the
   Holders of a specified percentage, which is less than a
   majority,   in  principal  amount  of  the  Outstanding
   Securities  of such series and Tranches, considered  as
   one  class, the Persons entitled to vote such specified
   percentage in principal amount of the Outstanding  Secu
   rities  of such series and Tranches, considered as  one
   class, shall constitute a quorum.  In the absence of  a
   quorum  within one hour of the time appointed  for  any
   such  meeting,  the meeting shall, if convened  at  the
   request  of  Holders of Securities of such  series  and
   Tranches, be dissolved.  In any other case the  meeting
   may  be  adjourned for such period as may be determined
   by the chairman of the meeting prior to the adjournment
   of  such  meeting.  In the absence of a quorum  at  any
   such  adjourned meeting, such adjourned meeting may  be
   further  adjourned for such period as may be determined
   by the chairman of the meeting prior to the adjournment
   of  such  adjourned  meeting.  Except  as  provided  by
   clause  (e)  of Section 1305, notice of the reconvening
   of any meeting adjourned for more than 30 days shall be
   given  as  provided in clause (a) of Section  1302  not
   less  than  ten  days prior to the date  on  which  the
   meeting is scheduled to be reconvened.  Notice  of  the
   reconvening   of  an  adjourned  meeting  shall   state
   expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series and Tranches which shall constitute a quorum.

              Except  as  limited  by  Section  1202,  any
   resolution presented to a meeting or adjourned  meeting
   duly  reconvened  at  which  a  quorum  is  present  as
   aforesaid  may be adopted only by the affirmative  vote
   of  the  Holders  of a majority in aggregate  principal
   amount of the Outstanding Securities of the series  and
   Tranches with respect to which such meeting shall  have
   been   called,  considered  as  one  class;   provided,
   however,  that,  except as so limited,  any  resolution
   with respect to any action which this Indenture express
   ly  provides may be taken by the Holders of a specified
   percentage, which is less than a majority, in principal
   amount of the Outstanding Securities of such series and
   Tranches, considered as one class,  may be adopted at a
   meeting or an adjourned meeting duly reconvened and  at
   which   a  quorum  is  present  as  aforesaid  by   the
   affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding
   Securities of such series and Tranches, considered as one class.

              Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series and Tranches with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

   SECTION 1305. Attendance at Meetings; Determination of Voting
                 Rights; Conduct and Adjournment of Meetings.

              (a)        Attendance at meetings of Holders
        of Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Securities before being voted.

              (b)         Notwithstanding   any   other
        provisions of this Indenture, the Trustee may make
        such   reasonable  regulations  as  it  may   deem
        advisable for any meeting of Holders of Securities
        in   regard  to  proof  of  the  holding  of  such
        Securities  and of the appointment of proxies  and
        in   regard  to  the  appointment  and  duties  of
        inspectors   of   votes,   the   submission    and
        examination  of  proxies, certificates  and  other
        evidence  of  the right to vote,  and  such  other
        matters  concerning the conduct of the meeting  as
        it  shall  deem appropriate.  Except as  otherwise
        permitted or required by any such regulations, the
        holding  of  Securities shall  be  proved  in  the
        manner   specified   in  Section   104   and   the
        appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in
        Section 104 or other proof.

              (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in clause
        (b) of Section 1302, in which case the Company or the Holders of Securities of the series and Tranches calling the meeting, as the case may be, shall in like manner appoint a temporary chairman.
        A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meet ing, considered as one class.

              (d) At any meeting each Holder or proxy shall be entitled to one vote for each $1 princi pal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled
        by   the  chairman  of  the  meeting  to  be   not
        Outstanding.   The chairman of the  meeting  shall
        have no right to vote, except as a Holder of a Security or proxy.

              (e)       Any meeting duly called pursuant to
        Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class; and the meeting may be held as so ad journed without further notice.

   SECTION 1306.  Counting Votes and Recording Action of Meetings.

             The vote upon any resolution submitted to any
   meeting of Holders shall be by written ballots on which
   shall be subscribed the signatures of the Holders or of
   their   representatives  by  proxy  and  the  principal
   amounts  and  serial  numbers of the  Outstanding  Secu
   rities,  of  the  series and Tranches with  respect  to
   which  the  meeting  shall have been  called,  held  or
   represented  by  them.  The permanent chairman  of  the
   meeting shall appoint two inspectors of votes who shall
   count all votes cast at the meeting for or against  any
   resolution  and  who  shall  make  and  file  with  the
   secretary of the meeting their verified written reports
   of  all  votes  cast at the meeting.  A record  of  the
   proceedings  of each meeting of Holders  shall  be  pre
   pared  by the secretary of the meeting and there  shall
   be  attached to said record the original reports of the
   inspectors of votes on any vote by ballot taken thereat
   and  affidavits by one or more persons having knowledge
   of  the facts setting forth a copy of the notice of the
   meeting  and  showing  that said notice  was  given  as
   provided  in  Section 1302 and, if applicable,  Section
   1304.   Each copy shall be signed and verified  by  the
   affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

   SECTION 1307.  Action Without Meeting.

              In lieu of a vote of Holders at a meeting as
   hereinbefore contemplated in this Article, any request,
   demand,   authorization,  direction,  notice,  consent,
   waiver or other action may be made, given or taken by Holders by written instruments as provided in Section
   104.


                       ARTICLE FOURTEEN

   Immunity of Incorporators, Stockholders, Officers and Di rectors

   SECTION 1401.  Liability Solely Corporate.

              No recourse shall be had for the payment  of
   the  principal of or premium, if any, or  interest,  if
   any, on any Securities, or any part thereof, or for any
   claim based thereon or otherwise in respect thereof, or
   of  the  indebtedness represented thereby, or upon  any
   obligation, covenant or agreement under this Indenture,
   against  any  incorporator,  stockholder,  officer   or
   director,  as  such, past, present  or  future  of  the
   Company  or of any predecessor or successor corporation
   (either   directly  or  through  the   Company   or   a
   predecessor  or  successor  corporation),  whether   by
   virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or indirectly through the Company or any predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities.


                       ARTICLE FIFTEEN

                 Subordination of Securities

   SECTION 1501.  Securities Subordinate to Senior Indebtedness.

              The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of the Securities of each series, by its acceptance thereof, likewise covenants and agrees, that the payment of the principal of and premium, if any, and interest, if any, on each and all of the Securities is hereby expressly subordinated, to the extent and in the manner set forth in this Article, in right of payment to the prior payment in full of all Senior Indebtedness.

             Each Holder of the Securities of each series,
   by  its acceptance thereof, authorizes and directs  the
   Trustee  on its behalf to take such action  as  may  be
   necessary    or    appropriate   to   effectuate    the
   subordination as provided in this Article, and appoints the Trustee its attorney-in-fact for any and all such purposes.

   SECTION 1502.  Payment Over of Proceeds of Securities.

              In  the  event  (a)  of  any  insolvency  or
   bankruptcy    proceedings    or    any    receivership,
   liquidation,    reorganization   or    other    similar
   proceedings  in respect of the Company or a substantial
   part  of  its  property,  or  of  any  proceedings  for
   liquidation,  dissolution or other winding  up  of  the
   Company,   whether  or  not  involving  insolvency   or
   bankruptcy, or (b) subject to the provisions of Section
   1503,  that  (1)  a  default shall have  occurred  with
   respect  to the payment of principal of or interest  on
   or other monetary amounts due and payable on any Senior
   Indebtedness,  or  (2)  there  shall  have  occurred  a
   default  (other  than  a  default  in  the  payment  of
   principal or interest or other monetary amounts due and
   payable)  in  respect  of any Senior  Indebtedness,  as
   defined  therein or in the instrument under  which  the
   same  is  outstanding, permitting the holder or holders
   thereof to accelerate the maturity thereof (with notice
   or  lapse  of time, or both), such default  shall  have
   continued  beyond  the  period of  grace,  if  any,  in
   respect  thereof, and, in the cases of  subclauses  (1)
   and (2) of this clause (b), such default shall not have been cured or waived or shall not have ceased to exist, or (c) that the principal of and accrued interest on the Securities of any series shall have been declared due and payable pursuant to Section 801 and such declaration shall not have been rescinded and annulled as provided in Section 802, then:

              (A)    the   holders   of   all   Senior
        Indebtedness shall first be entitled to receive
        payment  of  the  full amount due  thereon,  or
        provision  shall  be made for such  payment  in
        money  or money's worth, before the Holders  of
        any of the Securities are entitled to receive a
        payment   on  account  of  the  principal   of,
        premium,   if   any,   or   interest   on   the
        indebtedness   evidenced  by  the   Securities,
        including, without limitation, any payments made pursuant to Articles Four and Five;

              (B)   any  payment by, or distribution  of
        assets   of,  the  Company  of  any   kind   or
        character,   whether  in  cash,   property   or
        securities, to which any Holder or the Trustee would be entitled except for the provisions of this Article, shall be paid or delivered by the person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Senior
        Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of the indebtedness evidenced by the Securities or to the Trustee under this Indenture; and

              (C)   in  the  event that, notwithstanding
        the  foregoing, any payment by, or distribution
        of  assets  of,  the Company  of  any  kind  or
        character,   whether  in  cash,   property   or
        securities,  in  respect  of  principal  of  or
        interest  on  the Securities or  in  connection
        with  any  repurchase by  the  Company  of  the
        Securities, shall be received by the Trustee or
        any  Holder  before all Senior Indebtedness  is
        paid  in  full, or provision is made  for  such
        payment in money or money's worth, such payment
        or  distribution in respect of principal of  or
        interest  on  the Securities or  in  connection
        with  any  repurchase by  the  Company  of  the
        Securities shall be paid over to the holders of
        such     Senior    Indebtedness    or     their
        representative  or representatives  or  to  the
        trustee  or trustees under any indenture  under
        which  any  instruments  evidencing  any   such
        Senior   Indebtedness  may  have  been  issued,
        ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness.

        Notwithstanding the foregoing, at any time  after
   the 123rd day following the date of deposit of cash  or
   Eligible  Obligations pursuant to Section 701 (provided
   all  conditions set out in such Section shall have been
   satisfied),  the  funds so deposited and  any  interest
   thereon will not be subject to any rights of holders of
   Senior   Indebtedness  including,  without  limitation,
   those arising under this Article Fifteen; provided that no event described in clauses (d) and (e) of Section
   801 with respect to the Company has occurred during such 123-day period.

         For  purposes  of this Article  only,  the  words
   "cash,  property or securities" shall not be deemed  to
   include  shares of stock of the Company as  reorganized
   or  readjusted,  or securities of the  Company  or  any
   other   corporation  provided  for   by   a   plan   or
   reorganization or readjustment which are subordinate in
   right  of payment to all Senior Indebtedness which  may
   at the time be outstanding to the same extent as, or to
   a   greater   extent  than,  the  Securities   are   so
   subordinated   as  provided  in  this   Article.    The
   consolidation of the Company with, or the merger of the
   Company into, another corporation or the liquidation or
   dissolution of the Company following the conveyance  or
   transfer   of   its   property  as  an   entirety,   or
   substantially  as  an entirety, to another  corporation
   upon  the terms and conditions provided for in  Article
   Eleven  hereof  shall  not  be  deemed  a  dissolution,
   winding-up,  liquidation  or  reorganization  for   the
   purposes of this Section 1502 if such other corporation
   shall,   as  a  part  of  such  consolidation,  merger,
   conveyance or transfer, comply with the conditions stated in Article Eleven hereof. Nothing in Section
   1501 or in this Section 1502 shall apply to claims of, or payments to, the Trustee under or pursuant to
   Section 907.

   SECTION 1503. Disputes with Holders of Certain Senior Indebtedness.

         Any failure by the Company to make any payment on
   or  perform any other obligation in respect  of  Senior
   Indebtedness, other than any indebtedness  incurred  by
   the  Company  or  assumed  or guaranteed,  directly  or
   indirectly, by the Company for money borrowed  (or  any
   deferral,  renewal, extension or refunding thereof)  or
   any other obligation as to which the provisions of this
   Section  shall have been waived by the Company  in  the
   instrument   or  instruments  by  which   the   Company
   incurred, assumed, guaranteed or otherwise created such indebtedness or obligation, shall not be deemed a default under clause (b) of Section 1502 if (1) the Company shall be disputing its obligation to make such payment or perform such obligation and (2) either (A) no final judgment relating to such dispute shall have been issued against the Company which is in full force and effect and is not subject to further review, including a judgment that has become final by reason of the expiration of the time within which a party may seek further appeal or review, or (B) in the event that a judgment that is subject to further review or appeal has been issued, the Company shall in good faith be prosecuting an appeal or other proceeding for review and a stay or execution shall have been obtained pending such appeal or review.

   SECTION 1504.  Subrogation.

         Senior  Indebtedness shall not be deemed to  have
   been paid in full unless the holders thereof shall have
   received   cash   (or  securities  or  other   property
   satisfactory to such holders) in full payment  of  such
   Senior Indebtedness then outstanding.  Upon the payment
   in  full of all Senior Indebtedness, the Holders of the
   Securities  shall be subrogated to the  rights  of  the
   holders  of Senior Indebtedness to receive any  further
   payments   or   distributions  of  cash,  property   or
   securities of the Company applicable to the holders  of
   the  Senior Indebtedness until all amounts owing on the
   Securities shall be paid in full; and such payments  or
   distributions of cash, property or securities  received
   by  the  Holders of the Securities, by reason  of  such
   subrogation,   which  otherwise  would   be   paid   or
   distributed to the holders of such Senior Indebtedness shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of the Senior
   Indebtedness, on the other hand.

   SECTION 1505.  Obligation of the Company Unconditional.

         Nothing contained in this Article or elsewhere in
   this  Indenture or in the Securities is intended to  or
   shall impair, as among the Company, its creditors other
   than  the  holders  of  Senior  Indebtedness  and   the
   Holders,  the  obligation  of  the  Company,  which  is
   absolute  and unconditional, to pay to the Holders  the
   principal of and interest on the Securities as and when
   the  same  shall become due and payable  in  accordance
   with their terms, or is intended to or shall affect the
   relative  rights  of the Holders and creditors  of  the
   Company  other than the holders of Senior Indebtedness,
   nor  shall  anything  herein  or  therein  prevent  the
   Trustee  or  any  Holder from exercising  all  remedies
   otherwise  permitted  by applicable  law  upon  default
   under  this Indenture, subject to the rights,  if  any,
   under   this   Article  of  the   holders   of   Senior
   Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

         Upon any payment or distribution of assets or securities of the Company referred to in this Article, the Trustee and the Holders shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon, and all other facts pertinent thereto or to this Article.

   SECTION 1506.  Priority of Senior Indebtedness Upon Maturity.

         Upon  the maturity of the principal of any Senior
   Indebtedness   by   lapse  of  time,  acceleration   or
   otherwise, all matured principal of Senior Indebtedness
   and  interest and premium, if any, thereon shall  first
   be  paid  in  full before any payment of  principal  or
   premium   or  interest,  if  any,  is  made  upon   the
   Securities or before any Securities can be acquired by the Company or any sinking fund payment is made with respect to the Securities (except that required sinking fund payments may be reduced by Securities acquired before such maturity of such Senior Indebtedness).

   SECTION 1507.  Trustee as Holder of Senior Indebtedness.

         The Trustee shall be entitled to all rights set forth in this Article with respect to any Senior
   Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness. Nothing in this Article shall deprive the Trustee of any of its rights as such holder.

   SECTION 1508.  Notice to Trustee to Effectuate Subordination.

         Notwithstanding the provisions of this Article or
   any other provision of the Indenture, the Trustee shall
   not  be charged with knowledge of the existence of  any
   facts which would prohibit the making of any payment of
   moneys  to  or  by  the Trustee unless  and  until  the
   Trustee shall have received written notice thereof from
   the  Company,  from a Holder or from a  holder  of  any
   Senior  Indebtedness  or  from  any  representative  or
   representatives  of  such  holder  and,  prior  to  the
   receipt  of any such written notice, the Trustee  shall
   be entitled, subject to Section 901, in all respects to
   assume  that  no  such facts exist; provided,  however,
   that, if prior to the fifth Business Day preceding  the
   date upon which by the terms hereof any such moneys may
   become payable for any purpose, or in the event of  the
   execution  of  an instrument pursuant  to  Section  702
   acknowledging  satisfaction  and  discharge   of   this
   Indenture, then if prior to the second Business Day preceding the date of such execution, the Trustee shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee may, in its discretion, receive such moneys and/or apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it on or after such date; provided, however, that no such application shall affect the obligations under this Article of the persons receiving such moneys from the Trustee.

   SECTION 1509. Modification, Extension, etc. of Senior Indebtedness.

         The holders of Senior Indebtedness may, without affecting in any manner the subordination of the payment of the principal of and premium, if any, and interest, if any, on the Securities, at any time or from time to time and in their absolute discretion, agree with the Company to change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any Senior Indebtedness, or amend or supplement any instrument pursuant to which any Senior Indebtedness is issued, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders or the Trustee.

   SECTION 1510. Trustee Has No Fiduciary Duty to Holders of Senior Indebtedness.

          With   respect   to   the  holders   of   Senior
   Indebtedness, the Trustee undertakes to perform  or  to
   observe  only  such of its covenants and objectives  as
   are  specifically set forth in this Indenture,  and  no
   implied  covenants or obligations with respect  to  the
   holders of Senior Indebtedness shall be read into  this
   Indenture  against the Trustee.  The Trustee shall  not
   be  deemed to owe any fiduciary duty to the holders  of
   Senior  Indebtedness, and shall not be  liable  to  any
   such holders if it shall mistakenly pay over or deliver
   to  the  Holders  or the Company or any  other  Person,
   money   or  assets  to  which  any  holders  of  Senior
   Indebtedness shall be entitled by virtue of this Article or otherwise.

   SECTION 1511.  Paying Agents Other Than the Trustee.

         In  case at any time any Paying Agent other  than
   the  Trustee  shall have been appointed by the  Company
   and  be  then  acting hereunder, the term "Trustee"  as
   used  in  this Article shall in such case  (unless  the
   context  shall  otherwise  require)  be  construed   as
   extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 1507, 1508 and 1510 shall not apply to the Company if it acts as Paying Agent.

SECTION 1512.  Rights of Holders of Senior Indebtedness Not
Impaired.

      No right of any present or future holder of Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

SECTION 1513.  Effect of Subordination Provisions; Termination.

       Notwithstanding anything contained herein to the contrary, other than as provided in the immediately succeeding sentence, all the provisions of this Indenture shall be subject to the provisions of this Article, so far as the same may be applicable thereto.

       Notwithstanding anything contained herein to the contrary, the provisions of this Article Fifteen shall be of no further effect, and the Securities shall no longer be subordinated in right of payment to the prior payment of Senior Indebtedness, if the Company shall have delivered to the Trustee a notice to such effect. Any such notice delivered by the Company shall not be deemed to be a supplemental indenture for purposes of Article Twelve hereof.

               _________________________

      This instrument may be executed in any number of counter parts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.



      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                               IES UTILITIES INC.



                               By:__________________________



ATTEST:


__________________________



                               THE FIRST NATIONAL BANK
                               OF CHICAGO, TRUSTEE



                               By:___________________________



ATTEST:


__________________________


STATE OF IOWA  )
               ) ss.:
COUNTY OF LINN )

     On the ____ day of _________, 1995, before me personally came _______________, to me known, who, being by me duly sworn, did depose and say that he is the _______________ of IES Utilities Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority, acknowledging the instrument to be the free act and deed of said corporation.




                   ________________________________
                            Notary Public
                                                 [Notarial Seal]


STATE OF ______  )
                 ) ss.:
COUNTY OF ______ )

     On the ____ day of _________, 1995, before me personally came _______________, to me known, who, being by me duly sworn, did depose and say that he is a _______________ of _________________, the national banking association described in and which executed the foregoing instrument; that he knows the seal of said national banking association; that the seal affixed to said instrument is the seal of said national banking association; that it was so affixed by authority of the Board of Directors of said national banking association, and that he signed his name thereto by like authority, acknowledging the instrument to be the free act and deed of said national banking association.




                   ________________________________
                            Notary Public
                                                [Notarial Seal]



                   TABLE OF CONTENTS

RECITAL OF THE COMPANY                                  1

ARTICLE ONE Definitions and Other Provisions of General
        Application                                     1
       SECTION 101.  Definitions                        1
             Act                                        2
             Affiliate                                  2
             Authenticating  Agent                      2
             Authorized  Officer                        2
             Board  of  Directors                       2
             Board  Resolution                          2
             Business  Day                              2
             Commission                                 2
             Company                                    2
             Company  Request or Company  Order         2
             Corporate  Trust  Office                   2
             Defaulted  Interest                        3
             Discount  Security                         3
             Dollar  or  $                              3
             Eligible  Obligations                      3
             Event  of  Default                         3
             Governmental  Authority                    3
             Government  Obligations                    3
             Holder                                     3
             Indenture                                  3
             Interest  Payment  Date                    4
             Maturity                                   4
             Officer's  Certificate                     4
             Opinion  of  Counsel                       4
             Outstanding                                4
             Paying  Agent                              5
             Periodic  Offering                         5
             Person                                     5
             Place  of  Payment                         5
             Predecessor  Security                      5
             Redemption  Date                           5
             Redemption  Price                          6
             Regular  Record  Date                      6
             Required  Currency                         6
             Responsible  Officer                       6
             Securities                                 6
             Security Register and Security Registrar   6
             Senior  Indebtedness                       6
             Special  Record  Date                      6
             Stated  Interest  Rate                     6
             Stated  Maturity                           6
             Tranche                                    7
             Trust  Indenture  Act                      7
             Trustee                                    7
             United  States                             7
       SECTION 102. Compliance Certificates and
                    Opinions                            7
       SECTION 103. Form of Documents Delivered
                    to Trustee                          7
       SECTION 104. Acts of Holders                     8
       SECTION 105. Notices, Etc. to Trustee  and
                    Company                            10
       SECTION 106. Notice to Holders of Securities;
                    Waiver                             10
       SECTION 107.  Conflict with Trust Indenture Act 11
       SECTION 108.  Effect of Headings and
                     Table of Contents                 11
       SECTION 109.  Successors and Assigns            11
       SECTION 110.  Separability Clause               11
       SECTION 111.  Benefits of Indenture             11
       SECTION 112.  Governing Law                     12
       SECTION 113.  Legal Holidays                    12

ARTICLE TWO Security Forms                             12
       SECTION 201.  Forms Generally                   12
       SECTION 202.  Form  of  Trustee's
                     Certificate of Authentication     13

ARTICLE  THREE  The  Securities                        13
       SECTION  301. Amount Unlimited; Issuable
                     in Series                         13
       SECTION 302.  Denominations                     16
       SECTION 303.  Execution, Authentication,
                     Delivery and Dating               16
       SECTION 304.  Temporary Securities              19
       SECTION 305.  Registration, Registration
                     of Transfer and Exchange          19
       SECTION 306.  Mutilated, Destroyed, Lost
                     and  Stolen Securities            20
       SECTION 307.  Payment of Interest; Interest
                     Rights Preserved                  21
       SECTION 308.  Persons Deemed Owners             22
       SECTION 309.  Cancellation by Security
                     Registrar                         22
       SECTION 310.  Computation of Interest           23
       SECTION 311.  Payment to Be in Proper Currency  23
       SECTION 312.  Extension of Interest Payment     23

ARTICLE  FOUR  Redemption of  Securities               23
       SECTION 401.  Applicability of Article          23
       SECTION 402.  Election to Redeem; Notice
                     to  Trustee                       23
       SECTION 403.  Selection of Securities to
                     Be Redeemed                       24
       SECTION 404.  Notice of Redemption              24
       SECTION 405.  Securities Payable on
                     Redemption  Date                  25
       SECTION 406.  Securities Redeemed in Part       26

ARTICLE FIVE     Sinking Funds                         26
       SECTION 501.  Applicability of Article          26
       SECTION 502.  Satisfaction of Sinking
                     Fund  Payments with Securities    26
       SECTION 503.  Redemption of Securities  for
                     Sinking  Fund                     27

ARTICLE SIX Covenants                                  27
       SECTION 601.  Payment  of  Principal,
                     Premium  and Interest             27
       SECTION 602.  Maintenance of Office or Agency   27
       SECTION 603.  Money for Securities Payments
                     to  Be Held in Trust              28
       SECTION 604.  Corporate Existence               29
       SECTION 605.  Maintenance of Properties         29
       SECTION 606.  Annual Officer's  Certificate
                     as  to  Compliance                30
       SECTION 607.  Waiver of Certain Covenants       30

ARTICLE  SEVEN  Satisfaction and  Discharge            30
       SECTION 701.  Satisfaction  and  Discharge
                     of  Securities                    30
       SECTION 702.  Satisfaction and Discharge of
                     Indenture                         32
       SECTION 703.  Application of Trust Money        33

ARTICLE  EIGHT      Events of Default;  Remedies       34
       SECTION 801.  Events of Default                 34
       SECTION 802.  Acceleration of Maturity;
                     Rescission and Annulment          35
       SECTION 803.  Collection of Indebtedness and
                     Suits for Enforcement by Trustee  36
       SECTION 804.  Trustee May File Proofs of Claim  36
       SECTION 805.  Trustee  May Enforce  Claims
                     Without Possession of Securities  37
       SECTION 806.  Application of Money Collected    37
       SECTION 807.  Limitation on Suits               38
       SECTION 808.  Unconditional Right  of  Holders
                     to Receive Principal, Premium
                     and Interest                      38
       SECTION 809.  Restoration of Rights and
                     Remedies                          38
       SECTION 810.  Rights and Remedies Cumulative    39
       SECTION 811.  Delay or Omission Not Waiver      39
       SECTION 812.  Control by Holders of Securities  39
       SECTION 813.  Waiver of Past Defaults           39
       SECTION 814.  Undertaking for Costs             40
       SECTION 815.  Waiver of Stay or Extension Laws  40

ARTICLE  NINE   The  Trustee                           40
       SECTION 901.  Certain Duties and
                     Responsibilities                  40
       SECTION 902.  Notice of Defaults                41
       SECTION 903.  Certain Rights of Trustee         42
       SECTION 904.  Not Responsible for Recitals
                     or Issuance of Securities         43
       SECTION 905.  May Hold Securities               43
       SECTION 906.  Money Held in Trust               43
       SECTION 907.  Compensation and Reimbursement    43
       SECTION 908.  Disqualification; Conflicting
                     Interests                         44
       SECTION 909.  Corporate Trustee Required;
                     Eligibility                       44
       SECTION 910.  Resignation and Removal;
                     Appointment of Successor          45
       SECTION 911.  Acceptance of Appointment
                     by Successor                      46
       SECTION 912.  Merger, Conversion, Consolidation
                     or Succession to Business         47
       SECTION 913.  Preferential  Collection  of
                     Claims Against Company            47
       SECTION 914.  Co-trustees and Separate Trustees 48
       SECTION 915.  Appointment of Authenticating
                     Agent                             49

ARTICLE  TEN  Holders' Lists and Reports by Trustee
              and Company                              51
       SECTION 1001.  Lists of Holders                 51
       SECTION 1002.  Reports by Trustee and Company   51

ARTICLE  ELEVEN Consolidation, Merger,  Conveyance
              or  Other  Transfer                      51
       SECTION 1101.  Company May Consolidate, Etc.,
                      Only on Certain Terms            51
       SECTION 1102.  Successor Corporation
                      Substituted                      52

ARTICLE TWELVE  Supplemental Indentures                52
       SECTION 1201.  Supplemental Indentures
                      Without Consent of Holders       52
       SECTION 1202.  Supplemental Indentures
                      With  Consent of Holders         54
       SECTION 1203.  Execution of Supplemental
                      Indentures                       55
       SECTION 1204.  Effect of Supplemental
                      Indentures                       55
       SECTION 1205.  Conformity With Trust
                      Indenture  Act                   55
       SECTION 1206.  Reference in Securities to
                      Supplemental Indentures          56
       SECTION 1207.  Modification Without
                      Supplemental Indenture           56

ARTICLE THIRTEEN   Meetings  of  Holders;  Action
                   Without  Meeting                    56
       SECTION 1301.  Purposes for Which Meetings
                      May  Be  Called                  56
       SECTION 1302.  Call, Notice and Place of
                      Meetings                         56
       SECTION 1303.  Persons Entitled to Vote at
                      Meetings                         57
       SECTION 1304.  Quorum; Action                   57
       SECTION 1305.  Attendance  at   Meetings;
                      Determination of Voting Rights;
                      Conduct and Adjournment of
                      Meetings                         58
       SECTION 1306.  Counting Votes and Recording
                      Action of Meetings               59
       SECTION 1307.  Action Without Meeting           59

ARTICLE  FOURTEEN  Immunity of Incorporators,
                   Stockholders,Officers and Directors 59
       SECTION 1401.  Liability Solely Corporate       59

ARTICLE FIFTEEN  Subordination of Securities           60
       SECTION 1501.  Securities  Subordinate to
                      Senior Indebtedness.             60
       SECTION 1502.  Payment Over of Proceeds
                      of Securities                    60
       SECTION 1503.  Disputes  with  Holders  of
                      Certain Senior Indebtedness      62
       SECTION 1504.  Subrogation                      62
       SECTION 1505.  Obligation   of the Company
                      Unconditional                    62
       SECTION 1506.  Priority of Senior
                      Indebtedness  Upon Maturity      63
       SECTION 1507.  Trustee  as   Holder   of
                      Senior Indebtedness              63
       SECTION 1508.  Notice  to  Trustee  to
                      Effectuate Subordination         63
       SECTION 1509.  Modification,  Extension,  etc.
                      of Senior Indebtedness           64
       SECTION 1510.  Trustee Has  No  Fiduciary
                      Duty  to Holders of Senior
                      Indebtedness                     64
       SECTION 1511.  Paying Agents Other Than the
                      Trustee                          64
       SECTION 1512.  Rights of Holders of Senior
                      Indebtedness Not Impaired        64
       SECTION 1513.  Effect of Subordination
                      Provisions; Termination          64

Testimonium                                            66

Signatures and Seals                                   66

Acknowledgements                                       65

                   IES UTILITIES INC.

Reconciliation and tie between Trust Indenture Act of 1939
       and Indenture, dated as of ________, 1995


Trust Indenture Act Section             Indenture Section

310 (a)(1)                                        909
    (a)(2)                                        909
    (a)(3)                                       914(b)
    (a)(4)                                     Not Applicable
    (b)                                           908
                                                  910
311 (a)                                           913
    (b)                                           913
    (c)                                           913
312 (a)                                           1001
    (b)                                           1001
    (c)                                           1001
313 (a)                                           1002
    (b)                                           1002
    (c)                                           1002
    (d)                                           1002
314 (a)                                           1002
    (a)(4)                                        606
    (b)                                        Not Applicable
    (c)(1)                                        102
    (c)(2)                                        102
    (c)(3)                                     Not Applicable
    (d)                                        Not Applicable
    (e)                                           102
315 (a)                                           901
                                                  903
    (b)                                           902
    (c)                                           901
    (d)                                           901
    (e)                                           814
316 (a)                                           812
                                                  813
    (a)(1)(A)                                     802
                                                  812
    (a)(1)(B)                                     813
    (a)(2)                                     Not Applicable
    (b)                                           808
317 (a)(1)                                        803
    (a)(2)                                        804
    (b)                                           603
318 (a)                                           107